[front cover]                                                 September 30, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

                               [graphic of stairs]

BENHAM GROUP
------------------------------------
TARGET MATURITIES TRUST: 2000
TARGET MATURITIES TRUST: 2005
TARGET MATURITIES TRUST: 2010
TARGET MATURITIES TRUST: 2015
TARGET MATURITIES TRUST: 2020
TARGET MATURITIES TRUST: 2025

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
Target Maturities Trust: 2000
(BTMTX)

Benham Group
Target Maturities Trust: 2005
(BTFIX)

Benham Group
Target Maturities Trust: 2010
(BTTNX)

Benham Group
Target Maturities Trust: 2015
(BTFTX)

Benham Group
Target Maturities Trust: 2020
(BTTTX)

Benham Group
Target Maturities Trust: 2025
(BTTRX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the year ended September 30, 1998, interest rates fell worldwide as investors reacted to worsening global economic and financial conditions. To help stem the negative tide, the Federal Reserve (the U.S. central bank) cut its bellwether federal funds rate for the first time in almost three years. Two weeks later, it cut the rate again, providing a significant psychological boost to investors as well as to the U.S. economy. But by the time the Fed acted in September and October, falling interest rates, combined with increased demand for the relative safety of U.S. Treasury securities, had already sparked an exciting rally in the Treasury market, the biggest since the Fed last cut rates in 1995.

     Zero-coupon Treasury bonds, which comprise the Target funds and are among the securities most sensitive to interest rate changes, flourished. Total returns ranged from nearly 10% for the shortest-maturity zeros to over 40% for 30-year zeros. This was in sharp contrast to U.S. stock index returns, which were generally below 10% and in many cases were negative for the period. Money market securities continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. As we saw in the summer and fall of 1998, allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against changes in the economic or investment climate.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000 (Y2K). Our team of technology professionals is working to address Y2K-related issues. Through the rest of 1998 and 1999, we will be extensively testing our systems, including those involved with dividend payments, to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
TARGET: 2000
   Performance Information ................................................    6
   Management Q&A .........................................................    7
   Schedule of Investments ................................................    9
TARGET: 2005
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   13
TARGET: 2010
   Performance Information ................................................   14
   Management Q&A .........................................................   15
   Schedule of Investments ................................................   17
TARGET: 2015
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   21
TARGET: 2020
   Performance Information ................................................   22
   Management Q&A .........................................................   23
   Schedule of Investments ................................................   25
TARGET: 2025
   Performance Information ................................................   26
   Management Q&A .........................................................   27
   Schedule of Investments ................................................   29
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   30
   Statements of Operations ...............................................   32
   Statements of Changes
   in Net Assets ..........................................................   34
   Notes to Financial
   Statements .............................................................   36
   Financial Highlights ...................................................   41
   Report of Independent
   Accountants ............................................................   50
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   51
   Background Information
      Investment Philosophy
      and Policies ........................................................   52
      Comparative Indices .................................................   52
      Fund Benchmarks .....................................................   52
      Investment Team
      Leaders .............................................................   52
   Glossary ...............................................................   53


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Zero-coupon Treasury bonds posted extraordinary returns during the year ended September 30, 1998.

*   Interest rates fell dramatically for several reasons:

     * Global economic problems led to lower expectations for U.S. economic growth and inflation.

     * Investors worldwide flocked to U.S. bonds as a safe haven from global turmoil.

     *   A federal budget surplus reduced supply in the Treasury market.

* Strong demand for zeros maturing in 2-5 years caused their yields to fall below the yields of one-year zeros.

* The yield difference between STRIPS and REFCORPs widened late in the period, resulting in better performance for STRIPS.

* Going forward, we think it is unlikely that the declining interest rate trend will continue.

TARGET: 2000

* The fund's healthy one-year return (see the table at left) reflected the declining interest rate environment.

* We reduced Target: 2000's STRIPS position by one-third, replacing it with REFCORPs and physical zeros.

*   The  physical   zeros  were   converted  to  wirable   (able  to  be  traded
    electronically) zeros called BECCs.

* The portfolio's weighted average maturity date lengthened slightly during the fiscal year.

* Going forward, we will look to add more REFCORPs, which currently offer a significant yield advantage over STRIPS.

TARGET: 2005

* The fund's healthy one-year return (see the table at left) reflected the declining interest rate environment.

* Target: 2005's assets nearly doubled in the last year, and we invested most of the new money in STRIPS.

* We also purchased some physical zeros, which we then converted to wirable (able to be traded electronically) zeros called BECCs.

* The portfolio's weighted average maturity date lengthened in early 1998 but ended the period little changed.

* Going forward, we will look to add more REFCORPs, which currently offer a significant yield advantage over STRIPS.

TARGET: 2010

* The fund's one-year return of more than 25% (see the table at left) reflected the declining interest rate environment.

* Target: 2010 attracted more than $100 million in new investments over the last year, and we invested this money equally among STRIPS and REFCORPs.

* The portfolio's weighted average maturity date lengthened slightly during the fiscal year.

* Going forward, we will look to add more REFCORPs, which currently offer a significant yield advantage over STRIPS.

[left margin]

             TARGET: 2000(1)
                 (BTMTX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months ..................   5.31%(2)
    1 Year ....................      8.97%
NET ASSETS:                 $237.5 million
INCEPTION DATE:                    3/25/85

             TARGET: 2005(1)
                 (BTFIX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months ..................  11.95%(2)
    1 Year ....................     18.87%
NET ASSETS:                 $534.0 million
INCEPTION DATE:                    3/25/85

             TARGET: 2010(1)
                 (BTTNX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months ..................  15.89%(2)
    1 Year ....................     26.08%
NET ASSETS:                 $283.8 million
INCEPTION DATE:                    3/25/85

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 6, 10, and 14. Investment terms are defined in the Glossary on page 53.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

TARGET: 2015

* The fund's one-year return of more than 30% (see the table at right) reflected the declining interest rate environment.

* We made few changes to Target: 2015's portfolio, retaining an equal balance between STRIPS and REFCORPs.

* The portfolio's weighted average maturity date remained very close to the maturity date of the benchmark.

* Going forward, we will look to add more REFCORPs, which currently offer a significant yield advantage over STRIPS.

TARGET: 2020

* The fund's one-year return of more than 35% (see the table at right) reflected the declining interest rate environment.

* Net withdrawals totaled more than $150 million in Target: 2020 during the past year, so we sold a number of the fund's zeros to meet these withdrawals.

* These sales, combined with the exceptional performance of zeros, will result in an unusually large capital gains distribution in December 1998 (see pages 23-24 for more details).

* Despite the selling activity, the portfolio's weighted average maturity date remained steady.

* Going forward, we will look to add more REFCORPs, which currently offer a significant yield advantage over STRIPS.

* If cash outflows continue, we plan to sell STRIPS, further increasing the percentage of REFCORPs in the portfolio.

TARGET: 2025

* The fund's one-year return of more than 40% (see the table at right) reflected the declining interest rate environment.

* Target: 2025 attracted more than $200 million in new investments over the last year, and we invested most of this money in STRIPS.

* We shortened the portfolio's weighted average maturity date during the fiscal year because yields and returns are higher on shorter-term securities in this part of the market.

*   We continued to use securities lending as a way to enhance returns.

* Going forward, we will maintain a shorter maturity date and look to add more REFCORPs, which currently offer a significant yield advantage over STRIPS.

[right margin]

              TARGET: 2015(1)
                 (BTFTX)
TOTAL RETURNS:              AS OF 9/30/98
    6 Months .................  15.79%(2)
    1 Year ...................     30.07%
NET ASSETS:                $170.1 million
INCEPTION DATE:                    9/1/86

              TARGET: 2020(1)
                 (BTTTX)
TOTAL RETURNS:              AS OF 9/30/98
    6 Months .................  17.98%(2)
    1 Year ...................     36.00%
NET ASSETS:                $486.1 million
INCEPTION DATE:                  12/29/89

              TARGET: 2025(1)
                 (BTTRX)
TOTAL RETURNS:              AS OF 9/30/98
    6 Months .................  22.09%(2)
    1 Year ...................     42.21%
NET ASSETS:                $356.1 million
INCEPTION DATE:                   2/15/96

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 18, 22, and 26. Investment terms are defined in the Glossary on page 53.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

EXTRAORDINARY RETURNS

     Zero-coupon Treasury securities (zeros) posted remarkable gains during the year ended September 30, 1998. A sharp decline in U.S. interest rates led to a dramatic increase in zero-coupon bond prices.

     Longer-term zeros, which are most sensitive to interest rate changes, racked up the most impressive gains. Returns ranged from nearly 10% for short-term zeros to more than 40% for long-term zeros (see the accompanying table for specific returns).

FALLING INTEREST RATES

     Interest rates fell substantially across the board, sending bond yields to record lows--the yield on an ordinary 30-year Treasury bond reached an all-time low of 4.97% at the end of September (it dipped as low as 4.71% in early October). Among zeros, long-term yields fell about 120 basis points (a basis point equals 0.01%), while short- and intermediate-term yields dropped 150-160 basis points (see the chart at left).

     There were several reasons for the precipitous decline in rates:

* Global economic turmoil--a series of financial crises around the world threatened to apply the brakes to global economic growth. Financial and economic problems in Asia came to light in late 1997 and mushroomed in 1998. By mid-1998, the contagion had spread to Russia, which devalued its currency and defaulted on government debt, as well as Latin America, where Brazil tried to fend off its own currency devaluation.

        These crises calmed fears that inflationary pressures were intensifying. This was especially welcome in the U.S., where healthy economic growth, robust consumer spending, and a 28-year low in unemployment had raised the possibility of a short-term interest rate increase by the Federal Reserve.

        By August, however, it was clear that the world's economic engine was downshifting. The tranquilizing effect on inflation and the U.S. economy was so pronounced that the Fed lowered short-term interest rates in September--its first rate cut in three years.

* Flight to quality--the global economic problems wreaked havoc on stock and bond markets worldwide. Investors grew concerned about the outlook for corporate profits, while a number of foreign debt markets suffered downgrades and defaults. The ensuing market volatility created greater demand for the safety and liquidity of U.S. Treasury bonds.

        In addition, many large, sophisticated investors--such as international bond traders and hedge funds--were buying Treasurys to unwind short positions. Many traders and hedge funds "shorted"

[left margin]

"A SHARP DECLINE IN U.S. INTEREST RATES LED TO A DRAMATIC INCREASE IN ZERO-COUPON BOND PRICES."

[line chart - data below]

SHIFTING YIELD CURVE FOR TREASURY ZEROS

Years to Maturity   9/30/97       3/31/98       9/30/98
1                   5.670%        5.600%        4.500%
2                   5.840%        5.610%        4.340%
3                   5.910%        5.670%        4.380%
4                   5.990%        5.680%        4.360%
5                   6.010%        5.750%        4.370%
6                   6.095%        5.780%        4.445%
7                   6.180%        5.810%        4.520%
8                   6.230%        5.847%        4.604%
9                   6.280%        5.883%        4.688%
10                  6.330%        5.920%        4.772%
11                  6.370%        5.952%        4.856%
12                  6.410%        5.984%        4.940%
13                  6.450%        6.016%        5.020%
14                  6.490%        6.048%        5.100%
15                  6.530%        6.080%        5.180%
16                  6.548%        6.090%        5.260%
17                  6.566%        6.100%        5.340%
18                  6.584%        6.110%        5.358%
19                  6.602%        6.120%        5.376%
20                  6.620%        6.130%        5.394%
21                  6.614%        6.126%        5.412%
22                  6.608%        6.122%        5.430%
23                  6.602%        6.118%        5.406%
24                  6.596%        6.114%        5.382%
25                  6.590%        6.110%        5.358%
26                  6.556%        6.088%        5.334%
27                  6.522%        6.066%        5.310%
28                  6.488%        6.044%        5.280%
29                  6.454%        6.022%        5.250%
30                  6.420%        6.000%        5.220%

ZERO-COUPON TREASURY BOND RETURNS
(FOR THE YEAR ENDED 9/30/98)

Coupon STRIPS maturing 11/15/00 9.49%
Coupon STRIPS maturing 11/15/05 19.35%
Coupon STRIPS maturing 11/15/10 26.93%
Coupon STRIPS maturing 11/15/15 30.68%
Coupon STRIPS maturing 11/15/20 36.91%
Coupon STRIPS maturing 11/15/25 43.68%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

     Treasury securities--by borrowing Treasurys and selling them--and used the proceeds to buy emerging-market bonds, which they expected to outperform Treasurys. When the opposite happened, these investors were forced to sell their emerging-market debt and buy back Treasurys to cut their losses.

* Reduced supply--the first federal budget surplus in 30 years reduced the amount of new Treasury bond issuance. Quarterly auctions of three-year Treasury notes were discontinued, five-year Treasury note auctions were cut back from monthly to quarterly, and a 30-year bond auction was eliminated. Increased issuance of inflation-adjusted bonds further limited the new supply of Treasury notes and bonds.

YIELD CURVE GYRATIONS

     In late 1997 and early 1998, the zero-coupon Treasury yield curve flattened--long-term yields fell more sharply than short-term yields (see the yield curve chart on page 4). Long-term yields dropped because U.S. inflation remained extremely low, but robust economic growth and the possibility of a Fed rate hike kept short-term yields relatively steady.

     The situation reversed in mid-1998. The global turmoil lowered expectations for both inflation and domestic economic growth. Instead of a Fed rate increase, investors began to anticipate lower rates, and short-term yields dropped significantly. As a result, we saw a classic steeper yield curve as economic growth slowed over the last six months of the period.

     By September, the zero yield curve became inverted at the short end (see the chart). Under normal circumstances, the shorter a zero's maturity, the lower its yield. At the end of the period, however, zeros maturing in 2-5 years were yielding 12-15 basis points less than one-year zeros. The main reason for this was the strong demand from flight-to-quality investors, who wanted not only the stability and liquidity of the world's largest debt market, but also an opportunity to earn some price gains as interest rates fell.

ZERO-COUPON YIELD SPREADS WIDENED

     STRIPS, which are created by "stripping" Treasury notes and bonds into their component parts, make up the vast majority of the zero-coupon Treasury market. The yields of STRIPS are often compared to those of REFCORPs, which were created by stripping bonds issued by the Resolution Funding Corporation.

     The Resolution Funding Corporation is a government agency that issued bonds between 1989 and 1992 to help the government liquidate the assets of failed savings and loans. The principal portion of REFCORP bonds are secured by Treasury STRIPS, and the interest payments are guaranteed by the Treasury. But because REFCORPs are not direct obligations of the Treasury, they have historically offered slightly higher yields than STRIPS as compensation for the minimal amount of credit risk.

     In the last few years, the yield difference--or spread--between STRIPS and REFCORPs has narrowed, so REFCORPs have generally outperformed STRIPS. In the past few months, however, yield spreads widened because of strong demand for Treasury bonds (see the accompanying chart). As a result, STRIPS outperformed REFCORPs over the past year.

[right margin]

[line chart - data below]

YIELD SPREAD BETWEEN REFCORPS AND
STRIPS MATURING IN 2020 (IN BASIS POINTS)

DATE                SPREAD
9/30/97              13.0
10/10/97             13.2
10/17/97             13.4
10/24/97             13.2
10/31/97             13.8
11/7/97              13.7
11/14/97             13.1
11/21/97             13.1
11/28/97             13.1
12/5/97              13.5
12/12/97             13.1
12/19/97             13.2
12/26/97             13.0
1/2/98               13.2
1/9/98               13.2
1/16/98              13.0
1/23/98              13.1
1/30/98              13.4
2/6/98               13.2
2/13/98              13.0
2/20/98              13.1
2/27/98              13.2
3/6/98               13.1
3/13/98              13.0
3/20/98              13.1
3/27/98              12.9
4/3/98               13.5
4/10/98              13.3
4/17/98              13.2
4/24/98              13.0
5/1/98               13.2
5/8/98               12.9
5/15/98              13.4
5/22/98              13.1
5/29/98              13.0
6/5/98               13.0
6/12/98              13.3
6/19/98              13.3
6/26/98              12.8
7/3/98               13.0
7/10/98              13.0
7/17/98              12.9
7/24/98              13.1
7/31/98              13.4
8/7/98               13.4
8/14/98              13.5
8/21/98              14.3
8/28/98              15.6
9/4/98               15.8
9/11/98              15.7
9/18/98              15.2
9/30/98              15.6

Source: Salomon Brothers

"THE TRANQUILIZING  EFFECT [OF GLOBAL TURMOIL] ON INFLATION AND THE U.S. ECONOMY
WAS  SO  PRONOUNCED   THAT  THE  FED  LOWERED   SHORT-TERM   INTEREST  RATES  IN
SEPTEMBER--ITS FIRST RATE CUT IN THREE YEARS."


                                                  www.americancentury.com      5


Target: 2000--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                           INVESTOR CLASS (INCEPTION 3/25/85)                      ADVISOR CLASS (INCEPTION 8/20/98)
                       TARGET           11/15/00       MERRILL LYNCH         TARGET           11/15/00        MERRILL LYNCH
                     MATURITIES         MATURITY         LONG-TERM         MATURITIES         MATURITY          LONG-TERM
                     TRUST: 2000      STRIPS ISSUE     TREASURY INDEX      TRUST: 2000      STRIPS ISSUE      TREASURY INDEX
--------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)            5.31%              5.51%            12.91%              --                --                 --
1 YEAR                 8.97%              9.49%            21.97%              --                --                 --
--------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                6.85%              7.41%            12.21%              --                --                 --
5 YEARS                5.31%              5.74%             9.18%              --                --                 --
10 YEARS               9.98%             10.45%            11.80%              --                --                 --
LIFE OF FUND          12.31%             13.65%(2)         12.86%(2)          2.57%             2.58%              6.30%

(1)  Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

See pages 51-53 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS

Value on 9/30/98
Target: 2000                    $25,892
11/15/00 STRIPS Issue           $27,028
Merrill Lynch Long-Term Index   $30,519

                  Target:          11/15/00        Merrill Lynch
                   2000          STRIPS Issue     Long-Term Index
DATE               VALUE             VALUE             VALUE
9/30/88           $10,000           $10,000           $10,000
9/30/89           $11,814           $11,831           $11,579
9/30/90           $11,903           $12,047           $11,876
9/30/91           $14,543           $14,812           $14,310
9/30/92           $17,163           $17,520           $16,349
9/30/93           $19,988           $20,449           $19,670
9/30/94           $18,481           $18,930           $17,581
9/30/95           $21,224           $21,815           $21,601
9/30/96           $22,077           $22,826           $22,110
9/30/97           $23,764           $24,686           $25,022
9/30/98           $25,892           $27,028           $30,519

$10,000 investment made 9/30/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2000 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2000
Actual Share Price (Historical)    $93.78
Anticipated Value at Maturity
  (Estimated Share Price)         $101.78

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $26.77                       $100
                $35.44                       $100
                $33.33                       $98.69
                $37.16                       $97.43
                $44.52                       $96.21
1990            $47.33                       $97.59
                $57.11                       $98.91
                $61.947                      $101.16
                $71.526                      $100.708
                $66.598                      $100.829
1995            $80.408                      $100.992
                $79.947                      $101.102
                $86.06                       $101.13
                $93.78                       $101.78

2000


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 53), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


6      1-800-345-2021


Target: 2000--Q&A
--------------------------------------------------------------------------------
/photo of Dave Schroeder/

     An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

     Target: 2000 performed very well, reflecting the declining interest rate environment (see pages 4-5). For the fiscal year ended September 30, 1998, the portfolio's Investor Class shares returned 8.97%, compared with the 9.49% return of its benchmark, a STRIPS issue maturing on November 15, 2000. (See the Total Returns table on the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     We made a few adjustments designed to increase the portfolio's anticipated value at maturity (AVM), which grew by 65 cents during the fiscal year.

     The best way to boost the AVM is to seek out higher yields. As such, we significantly reduced our holdings of STRIPS from 62% to 40% of the portfolio. In place of the STRIPS, we added about a 10% position in REFCORPs, which offer higher yields than STRIPS.

     We also purchased several physical zeros that were principal portions of Treasury bonds. At the time we bought them, their yields were 20-25 basis points (a basis point equals 0.01%) higher than STRIPS. A few months ago, we converted these physical zeros into BECCs.

WHAT ARE BECCS?

     BECC stands for Book Entry Callable Corpus, and the securities are derived from a Treasury program that allows conversion of physical zeros into wirable securities. Today, virtually all Treasury securities are wirable, meaning that they can be traded electronically. But there are still a few zeros out there that are traded in physical form--actual interest coupons or principal certificates of Treasury bonds held by clearing banks.

     Through the Treasury, however, it is possible to exchange a physical zero for a wirable zero. Physical coupon zeros are converted into CUBES (Coupons Under Book Entry Safekeeping), while physical principal zeros are converted into BECCs.

     We expect our BECCs to increase in value because they are now easier to trade--they can be transferred over the Federal Reserve book-entry system, just like STRIPS.

[right margin]

"THE BEST WAY TO BOOST THE AVM IS TO SEEK OUT HIGHER YIELDS. AS SUCH, WE SIGNIFICANTLY REDUCED OUR HOLDINGS OF STRIPS FROM 62% TO 40% OF THE PORTFOLIO."

PORTFOLIO AT A GLANCE
                             9/30/98           9/30/97
NUMBER OF SECURITIES           52                31
ANTICIPATED GROWTH
  RATE                        3.81%             5.24%
WEIGHTED AVERAGE
  MATURITY DATE             12/01/00          11/14/00
ANTICIPATED VALUE AT
  MATURITY (AVM)*            $101.78           $101.13
EXPENSE RATIO (FOR
  INVESTOR CLASS)             0.59%             0.56%

* See graph on page 6.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on page 53.


                                                  www.americancentury.com      7


Target: 2000--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE TO THE TARGET: 2000 PORTFOLIO?

     Recently, we've been selling zeros maturing in 2000 and buying zeros maturing in 1999 and 2001. The reason is that unusually strong demand for two-year Treasury notes--which mature in 2000--has driven yields down dramatically, and this has carried over to the zero-coupon market.

     As a result, we've been able to sell some of our zeros maturing in 2000 at a profit and find better yields among one- and three-year zeros.

DID THIS TRADING ACTIVITY HAVE ANY EFFECT ON THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM) DATE?

     The fund's WAM date extended from mid-November to December 2000 during the past six months. Part of this was the BECCs, which have a late maturity date in 2001, and part of it was the recent addition of several other 2001-maturity zeros.

     Despite these trades, however, most of the zeros in the portfolio still mature in 2000. We're required to keep 90% of fund assets in zeros that mature between 1999 and 2001; we've kept 100% of the portfolio within this range.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     Interest rates have come down dramatically in the past year, and that's meant great returns for U.S. bond investors. But with rates at 30-year lows, we think it's becoming more unlikely that this trend will continue.

     Over the past few months, the decline in Treasury bond yields has been driven more by demand from flight-to-quality investors than by domestic economic conditions. Barring any new evidence of global financial problems, we expect this demand to taper off going forward.

     On the economic front, domestic growth would have to slow dramatically to justify further bond yield declines. Even if that happens, more interest rate cuts by the Federal Reserve (the Fed lowered short-term rates on October 15, the second rate cut in less than a month) have already been priced into the market.

     Inflation is another key factor. Although it has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility.

WHAT ARE YOUR PLANS FOR TARGET: 2000 OVER THE NEXT SIX MONTHS?

     Our mandate is to provide a portfolio that matches the behavior of a zero-coupon bond maturing in 2000. To achieve this, we will keep the fund's WAM date in late 2000, close to the November 15 maturity date of its benchmark.

     We'll also be looking for opportunities to add more REFCORPs to the Target:
2000 portfolio. The yield difference between REFCORPs and STRIPS increased quite a bit over the last six months, and we now think that REFCORPs offer a significant yield advantage over STRIPS. At the very least, we plan to hang on to the REFCORPs already in the portfolio, using STRIPS to meet cash flow needs.

[left margin]

"THE YIELD DIFFERENCE BETWEEN REFCORPS AND STRIPS INCREASED QUITE A BIT OVER THE LAST SIX MONTHS, AND WE NOW THINK THAT REFCORPS OFFER A SIGNIFICANT YIELD ADVANTAGE OVER STRIPS."

[pie chart - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
STRIPS             40%
TRs                36%
REFCORPs           11%
BECCs               5%
Other               8%

As of March 31, 1998
STRIPS             53%
TRs                30%
PHYSICALs           5%
CUBES               5%
Other               7%

Security types are defined on page 53.


8      1-800-345-2021


Target: 2000--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Principal Amount                                                         Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)
            $      18,144  TBR, 5.83%, 5/15/99                        $  17,630
                   71,250  CUBES, 8.76%, 8/15/99                         68,490
                   75,000  ETR, 5.26%, 11/15/99                          71,225
                   81,000  ETR, 5.63%, 11/15/99                          76,923
               12,000,000  STRIPS--PRINCIPAL, 4.88%,
                              11/15/99                               11,414,151
                  153,000  STRIPS--COUPON, 5.40%,
                              11/15/99                                  145,538
                2,836,700  TBR, 7.83%, 11/15/99                       2,695,399
                   75,000  TR, 5.20%, 11/15/99                           71,280
                  349,800  TR, 5.46%, 11/15/99                          332,449
                  133,000  CATS, 5.22%, 2/15/00                         125,096
                   88,125  CUBES, 8.60%, 2/15/00                         82,877
                4,100,000  STRIPS--COUPON, 4.63%,
                              2/15/00                                 3,860,479
               10,100,000  STRIPS--PRINCIPAL, 5.64%,
                              2/15/00                                 9,502,941
                  306,945  TBR, 8.80%, 2/15/00                          288,626
               29,708,220  TR, 6.69%, 2/15/00                        27,942,651
                   28,146  TR, 8.50%, 2/15/00                            26,473
                  199,843  TR, 8.88%, 2/15/00                           187,966
                  100,000  TR, 9.28%, 2/15/00                            94,057
               12,000,000  REFCORP STRIPS--COUPON,
                              5.54%, 4/15/00                         11,210,252
                  645,525  TBR, 8.62%, 5/15/00                          600,327
                  849,000  TBR, 8.72%, 5/15/00                          789,555
                5,000,000  CUBES, 5.50%, 8/15/00                      4,603,238
               13,633,000  STRIPS--COUPON, 5.71%,
                              8/15/00                                12,571,898
                4,667,000  STRIPS--PRINCIPAL, 7.80%,
                              8/15/00                                 4,303,752
                  894,045  TBR, 8.72%, 8/15/00                          822,950

Principal Amount                                                         Value
--------------------------------------------------------------------------------

              $15,427,980  TR, 4.89%, 8/15/00                       $14,267,701
               10,442,000  REFCORP STRIPS--COUPON,
                              5.58%, 10/15/00                         9,547,962
               13,391,000  STRIPS--PRINCIPAL, 8.17%,
                              11/15/00                               12,219,652
                  289,250  TBR, 5.63%, 11/15/00                         263,401
                   29,600  TR, 8.49%, 11/15/00                           26,966
                      843  TR, 9.43%, 11/15/00                              768
                   75,000  CATS, 5.34%, 2/15/01                          67,588
                2,700,000  STRIPS--PRINCIPAL, 5.57%,
                              2/15/01                                 2,436,550
                   87,280  TBR, 5.63%, 2/15/01                           78,618
                4,657,000  TIGR, 5.52%, 2/15/01                       4,195,775
                3,933,650  TR, 5.52%, 2/15/01                         3,544,888
                2,052,928  TR, 5.87%, 2/15/01                         1,850,037
                4,435,750  TR, 6.92%, 2/15/01                         3,997,366
               10,000,000  TR, 7.80%, 2/15/01                         9,011,702
                3,200,000  REFCORP STRIPS--COUPON,
                              5.67%, 4/15/01                          2,862,471
                1,400,000  COUGAR, 5.63%, 5/15/01                     1,245,799
                1,496,250  CUBES, 6.21%, 5/15/01                      1,331,448
                   44,000  TIGR, 5.39%, 5/15/01                          39,204
               21,150,000  TR, 7.06%, 5/15/01                        18,849,457
               14,235,000  STRIPS--PRINCIPAL, 7.44%,
                              8/15/01                                12,565,745
                7,060,020  TR, 5.38%, 8/15/01                         6,223,382
                3,215,000  REFCORP STRIPS--COUPON,
                              5.70%, 10/15/01                         2,815,522
               15,000,000  BECC, 5.99%, 11/15/01                     13,076,079
               30,100,000  STRIPS--PRINCIPAL, 4.79%,
                              11/15/01                               26,315,599
                                                                 ---------------
TOTAL INVESTMENT SECURITIES--100.0%                                $238,739,903
                                                                 ===============
   (Cost $230,516,406)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CATS = Certificates of Accrual of Treasury Securities

COUGAR = Coupons on Underlying Government Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                  www.americancentury.com      9


Target: 2005 --Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                           INVESTOR CLASS (INCEPTION 3/25/85)                        ADVISOR CLASS (INCEPTION 8/3/98)
                       TARGET           11/15/05       MERRILL LYNCH           TARGET           11/15/05        MERRILL LYNCH
                     MATURITIES         MATURITY         LONG-TERM           MATURITIES         MATURITY          LONG-TERM
                     TRUST: 2005      STRIPS ISSUE     TREASURY INDEX        TRUST: 2005      STRIPS ISSUE      TREASURY INDEX
---------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)           11.95%             12.23%            12.91%                --                --                 --
1 YEAR                18.87%             19.35%            21.97%                --                --                 --
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS               10.65%             11.16%            12.21%                --                --                 --
5 YEARS                8.16%              8.30%             9.18%                --                --                 --
10 YEARS              12.72%             13.01%            11.80%                --                --                 --
LIFE OF FUND          14.79%             16.42%(2)         12.86%(2)            8.15%             8.35%              7.63%

(1)  Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

See pages 51-53 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS

Value on 9/30/98
Target: 2005                    $33,126
11/15/05 STRIPS Issue           $33,963
Merrill Lynch Long-Term Index   $30,519

                  Target:          11/15/05        Merrill Lynch
                   2005          STRIPS Issue     Long-Term Index
DATE               VALUE             VALUE             VALUE
9/30/88           $10,000           $10,000           $10,000
9/30/89           $12,353           $12,320           $11,579
9/30/90           $11,977           $12,000           $11,876
9/30/91           $15,168           $15,306           $14,310
9/30/92           $17,780           $17,895           $16,349
9/30/93           $22,384           $22,795           $19,670
9/30/94           $19,530           $19,600           $17,581
9/30/95           $24,443           $24,727           $21,601
9/30/96           $24,971           $25,346           $22,110
9/30/97           $27,868           $28,458           $25,022
9/30/98           $33,126           $33,963           $30,519

$10,000 investment made 9/30/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2005
Actual Share Price (Historical)    $76.72
Anticipated Value at Maturity
  (Estimated Share Price)         $101.53

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $16.69                       $98
                $23.74                       $97
                $21.28                       $94.59
                $24.36                       $93.66
                $30.18                       $93.14
1990            $31.26                       $97.25
                $37.97                       $99.29
                $41.597                      $99.625
                $50.575                      $100.087
                $46.066                      $100.516
1995            $61.108                      $100.34
                $57.829                      $100.707
                $64.54                       $100.85
                $76.72                       $101.53

2000




2005

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 53), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


10      1-800-345-2021


Target: 2005 --Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 7), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

     Target: 2005 performed very well, reflecting the declining interest rate environment (see pages 4-5). For the fiscal year ended September 30, 1998, the portfolio's Investor Class shares returned 18.87%, compared with the 19.35% return of its benchmark, a STRIPS issue maturing on November 15, 2005. (See the Total Returns table on the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     One of the main challenges we faced was asset growth--Target: 2005's assets nearly doubled in the last year. Some of that increase can be attributed to fund performance, but most of it was new investments. We put a lot of the new money to work in STRIPS because they're the most liquid (easiest to buy and sell) zeros. As a result, the fund's STRIPS holdings grew from 41% to 52% of the portfolio.

     We also made a few adjustments designed to increase the portfolio's anticipated value at maturity (AVM), which grew by 68 cents during the fiscal year. The best way to boost the AVM is to seek out higher yields. As such, we maintained a healthy position in REFCORPs, which offer higher yields than STRIPS.

     We also invested about 10% of the portfolio in physical zeros that were principal portions of Treasury bonds. A dealer that was clearing out inventory sold them to us at yields that were 20-25 basis points (a basis point equals 0.01%) higher than STRIPS. A few months ago, we converted these physical zeros into BECCs.

WHAT ARE BECCS?

     BECC stands for Book Entry Callable Corpus, and the securities are derived from a Treasury program that converts physical zeros into wirable securities. Today, virtually all Treasury securities are wirable, meaning that they can be traded electronically. But there are still a few zeros out there that are traded in physical form--actual interest coupons or principal certificates of Treasury bonds held by clearing banks.

     Through the Treasury, however, it is possible to exchange a physical zero for a wirable zero. Physical coupon zeros are converted into CUBES (Coupons Under Book Entry Safekeeping), while physical principal zeros are converted into BECCs.

     We expect our BECCs to increase in value because they are now easier to trade--they can be transferred over the Federal Reserve book-entry system, just like STRIPS.

DID THE FUND'S ASSET GROWTH HAVE ANY EFFECT ON THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM) DATE?

     In the first half of the fiscal year, our investments caused the fund's WAM date to extend from mid-November to December 2005. We bought several STRIPS issues maturing in 2006 because they offered higher yields than 2005-maturity STRIPS.

[right margin]

"ONE OF THE MAIN CHALLENGES WE FACED WAS ASSET GROWTH--TARGET: 2005'S ASSETS NEARLY DOUBLED IN THE LAST YEAR."

PORTFOLIO AT A GLANCE
                             9/30/98          9/30/97
NUMBER OF SECURITIES           42                34
ANTICIPATED GROWTH
  RATE                        3.98%             5.57%
WEIGHTED AVERAGE
  MATURITY DATE             11/08/05          11/16/05
ANTICIPATED VALUE AT
  MATURITY (AVM)*            $101.53           $100.85
EXPENSE RATIO (FOR
  INVESTOR CLASS)             0.59%             0.57%

* See graph on page 10.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on page 53.


                                                 www.americancentury.com      11


Target: 2005 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The portfolio's WAM date shortened back to early November 2005 during the last six months. The main reason for this was our investment in BECCs; about 70% of our BECCs mature in early 2005.

     Despite these trades, however, most of the zeros in the portfolio still mature in 2005. We're required to keep 90% of fund assets in zeros that mature between 2004 and 2006; we've kept 100% of the portfolio within this range.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     Interest rates have come down dramatically in the past year, and that's meant great returns for U.S. bond investors. But with rates at 30-year lows, we think it's becoming more unlikely that this trend will continue.

     Over the past few months, the decline in Treasury bond yields has been driven more by demand from flight-to-quality investors than by domestic economic conditions. Barring any new evidence of global financial problems, we expect this demand to taper off going forward.

     On the economic front, domestic growth would have to slow dramatically to justify further bond yield declines. Even if that happens, more interest rate cuts by the Federal Reserve (the Fed lowered short-term rates on October 15, the second rate cut in less than a month) have already been priced into the market.

     Inflation is another key factor. Although it has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility.

WHAT ARE YOUR PLANS FOR TARGET: 2005 OVER THE NEXT SIX MONTHS?

     Our mandate is to provide a portfolio that matches the behavior of a zero-coupon bond maturing in 2005. To achieve this, we will keep the fund's WAM date in late 2005, close to the November 15 maturity date of its benchmark.

     We'll also be looking for opportunities to add more REFCORPs to the Target:
2005 portfolio. The yield difference between REFCORPs and STRIPS increased quite a bit over the last six months, and we now think that REFCORPs offer a significant yield advantage over STRIPS. At the very least, we plan to hang on to the REFCORPs already in the portfolio, using STRIPS to meet cash flow needs.

[left margin]

"THE YIELD DIFFERENCE BETWEEN REFCORPS AND STRIPS INCREASED QUITE A BIT OVER THE LAST SIX MONTHS, AND WE NOW THINK THAT REFCORPS OFFER A SIGNIFICANT YIELD ADVANTAGE OVER STRIPS."

[pie chart - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
STRIPS             52%
REFCORPs           30%
BECCs              11%
TRs                 4%
Other               3%

As of March 31, 1998
STRIPS             56%
REFCORPs           30%
CATS                6%
TRs                 4%
Other               4%

Security types are defined on page 53.


12      1-800-345-2021


Target: 2005--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)
$               4,000,000  BECC, 5.64%, 5/15/04                   $  3,102,622
                  258,000  ETR, 5.70%, 5/15/04                         199,680
                  693,750  CUBES, 6.56%, 11/15/04                      526,720
                   87,000  ETR, 5.96%, 11/15/04                         65,777
                   27,000  TIGR, 5.90%, 11/15/04                        20,499
               11,500,000  REFCORP STRIPS--COUPON,
                              5.95%, 1/15/05                         8,650,375
                3,200,000  BECC, 9.00%, 2/15/05                      2,394,911
                4,500,000  STRIPS--COUPON, 6.37%,
                              2/15/05                                3,397,351
                2,000,000  REFCORP STRIPS--COUPON,
                              5.84%, 4/15/05                         1,484,615
               49,000,000  BECC, 5.83%, 5/15/05                     36,187,140
                4,615,672  CUBES, 8.59%, 5/15/05                     3,415,360
                1,000,000  ETR, 6.67%, 5/15/05                         736,604
               28,374,000  STRIPS--COUPON, 6.80%,
                              5/15/05                               21,145,376
               74,059,000  STRIPS--PRINCIPAL, 5.84%,
                              5/15/05                               55,209,440
                  428,750  TBR, 9.37%, 5/15/05                         316,638
                6,450,000  TR, 8.38%, 5/15/05                        4,760,327
               12,500,000  REFCORP STRIPS--COUPON,
                              6.76%, 7/15/05                         9,164,677
                8,000,000  STRIPS--COUPON, 5.50%,
                              8/15/05                                5,890,145
               72,500,000  STRIPS--PRINCIPAL, 6.41%,
                              8/15/05                               53,379,435
               45,270,000  REFCORP STRIPS--COUPON,
                              6.55%, 10/15/05                       32,756,864
               15,900,000  BECC, 7.04%, 11/15/05                    11,444,764

Principal Amount                                                       Value
--------------------------------------------------------------------------------
$                 170,000  CATS, 6.21%, 11/15/05                    $  122,792
                  491,519  CUBES, 8.86%, 11/15/05                      354,533
                  200,000  LION, 5.73%, 11/15/05                       143,260
                6,500,000  STRIPS--COUPON, 5.60%,
                              11/15/05                               4,724,503
                2,247,000  TBR, 8.45%, 11/15/05                      1,617,383
               46,429,000  REFCORP STRIPS--COUPON,
                              7.45%, 1/15/06                        33,129,271
              168,056,000  STRIPS--COUPON, 6.04%,
                              2/15/06                              120,486,283
               19,415,340  TR, 8.23%, 2/15/06                       13,819,714
               66,800,000  REFCORP STRIPS--COUPON,
                              6.83%, 4/15/06                        47,063,802
                  107,000  CATS, 6.05%, 5/15/06                         75,261
                6,032,000  CATS, 8.83%, 5/15/06                      4,223,828
                2,567,000  CATS, 8.84%, 5/15/06                      1,797,508
                  566,500  CUBES, 6.53%, 5/15/06                       397,868
                4,718,000  STRIPS--COUPON, 7.66%,
                              5/15/06                                3,340,838
                  410,000  TBR, 8.46%, 5/15/06                         287,311
                1,000,000  TR, 8.40%, 5/15/06                          700,237
                  146,346  TR, 8.89%, 5/15/06                          102,859
               36,428,000  REFCORP STRIPS--COUPON,
                              5.69%, 7/15/06                        25,359,513
                4,100,000  STRIPS--COUPON, 5.93%,
                              8/15/06                                2,869,443
                1,299,780  TR, 8.86%, 8/15/06                          902,697
               10,030,000  BECC, 5.55%, 11/15/06                     6,852,950
                                                                 --------------
TOTAL INVESTMENT SECURITIES--100.0%                               $522,621,174
                                                                 ==============
   (Cost $461,237,944)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CATS = Certificates of Accrual of Treasury Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

LION = Lehman Investment Opportunity Note

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      13


Target: 2010--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                           INVESTOR CLASS (INCEPTION 3/25/85)
                       TARGET             11/15/10       MERRILL LYNCH
                     MATURITIES           MATURITY         LONG-TERM
                     TRUST: 2010        STRIPS ISSUE     TREASURY INDEX
--------------------------------------------------------------------------------
6 MONTHS(1) ..........  15.89%             16.53%             12.91%
1 YEAR ...............  26.08%             26.93%             21.97%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..............  13.71%             14.39%             12.21%
5 YEARS ..............  10.21%             10.89%              9.18%
10 YEARS .............  14.46%             14.99%             11.80%

(1) Returns for periods less than one year are not annualized. See pages 52-53 for more information about returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS

Value on 9/30/98
Target: 2010                    $38,593
11/15/10 STRIPS Issue           $40,411
Merrill Lynch Long-Term Index   $30,519

                  Target:          11/15/10        Merrill Lynch
                   2010          STRIPS Issue     Long-Term Index
DATE               VALUE             VALUE             VALUE
9/30/88           $10,000           $10,000           $10,000
9/30/89           $12,821           $13,020           $11,579
9/30/90           $11,943           $12,226           $11,876
9/30/91           $15,616           $15,845           $14,310
9/30/92           $17,765           $17,901           $16,349
9/30/93           $23,736           $24,101           $19,670
9/30/94           $19,720           $19,957           $17,581
9/30/95           $26,239           $26,997           $21,601
9/30/96           $26,444           $27,382           $22,110
9/30/97           $30,609           $31,838           $25,022
9/30/98           $38,593           $40,411           $30,519

$10,000 investment made 9/30/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2010
Actual Share Price (Historical)    $61.98
Anticipated Value at Maturity
  (Estimated Share Price)         $104.85

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $11.43                       $97
                $17.65                       $97
                $14.96                       $95.27
                $17.31                       $97.13
                $22.16                       $96.66
1990            $22.22                       $97.52
                $26.9                        $98.97
                $29.534                      $100.179
                $37.292                      $100.874
                $32.981                      $101.78
1995            $46.864                      $101.788
                $42.474                      $102.529
                $49.16                       $103.4
                $61.98                       $104.85

2000




2005




2010

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 53), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


14      1-800-345-2021


Target: 2010 --Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 7), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

     Target: 2010 performed very well, reflecting the declining interest rate environment (see pages 4-5). For the fiscal year ended September 30, 1998, the portfolio returned 26.08%, compared with the 26.93% return of its benchmark, a STRIPS issue maturing on November 15, 2010. (See the Total Returns table on the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

EVEN AFTER EXPENSES, THE FUND'S RETURN STILL LAGGED THE PERFORMANCE OF THE BENCHMARK. WHY?

     The benchmark is a STRIPS issue, and STRIPS were the best performers among zero-coupon Treasury securities. In contrast, the fund held as much as half of its portfolio in non-STRIPS zeros, such as REFCORPs and ETRs (see the charts on page 16).

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     One of the main challenges we faced was asset growth--Target: 2010's assets increased by 125% in the last year. Some of that increase can be attributed to fund performance, but most of it--more than $100 million--was new investments.

HOW DID YOU INVEST THIS CASH?

     Early on, we put a lot of the new money to work in STRIPS because they're the most liquid (easiest to buy and sell) zeros. As a result, the fund's STRIPS holdings grew from 48% to 59% during the first half of the fiscal year.

     But in the last six months, our purchases focused more on REFCORPs, which generally offer higher yields than STRIPS. We were able to find a number of REFCORPs with very attractive yields, including some bargains from dealers that were liquidating their inventory.

     By the end of the fiscal year, the Target: 2010 portfolio was fairly balanced between STRIPS and REFCORPs (see the chart on page 16).

THE PORTFOLIO ALSO HAS A SMALL POSITION IN ETRS. WHAT'S THE ATTRACTION OF THESE SECURITIES?

     ETRs (Easy-growth Treasury Receipts) are receipt zeros that were issued by Dean Witter in the early to mid-1980s. We bought these securities in 1991, when they offered yields that were more than 30 basis points (a basis point equals 0.01%) higher than STRIPS with the same maturity date.

     Most Treasury zeros can be used to recreate a whole Treasury bond, a process known as reconstitution. ETRs cannot be used for reconstitution, so they're not in high demand and they don't trade much. It's unlikely that we'd be able to find other zeros that offer this kind of yield advantage, so we expect to hold the ETRs until they mature in May 2009.

[right margin]

"TARGET: 2010'S ASSETS INCREASED BY 125% IN THE LAST YEAR. SOME OF THAT INCREASE CAN BE ATTRIBUTED TO FUND PERFORMANCE, BUT MOST OF IT--MORE THAN $100 MILLION--WAS NEW INVESTMENTS."

PORTFOLIO AT A GLANCE
                             9/30/98           9/30/97
NUMBER OF SECURITIES           18                16
ANTICIPATED GROWTH
  RATE                        4.41%             5.80%
WEIGHTED AVERAGE
  MATURITY DATE             10/16/10          10/03/10
ANTICIPATED VALUE AT
  MATURITY (AVM)*            $104.85           $103.40
EXPENSE RATIO                 0.59%             0.62%

* See graph on page 14.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on page 53.


                                                 www.americancentury.com      15


Target: 2010 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID THE FUND'S ASSET GROWTH HAVE ANY EFFECT ON THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM) DATE?

     The fund's WAM date extended from early to mid-October 2010 during the fiscal year. Over the past few years, we've been gradually moving the WAM date closer to the maturity date of Target: 2010's benchmark. It's now within a month of the benchmark's November 15, 2010 maturity date.

     We lengthened the WAM date by increasing our position in STRIPS maturing in November 2010 and adding several REFCORPs maturing in 2011.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     Interest rates have come down dramatically in the past year, and that's meant great returns for U.S. bond investors. But with rates at 30-year lows, we think it's becoming more unlikely that this trend will continue.

     Over the past few months, the decline in Treasury bond yields has been driven more by demand from flight-to-quality investors than by domestic economic conditions. Barring any new evidence of global financial problems, we expect this demand to taper off going forward.

     On the economic front, domestic growth would have to slow dramatically to justify further bond yield declines. Even if that happens, more interest rate cuts by the Federal Reserve (the Fed lowered short-term rates on October 15, the second rate cut in less than a month) have already been priced into the market.

     Inflation is another key factor. Although it has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility.

WHAT ARE YOUR PLANS FOR TARGET: 2010 OVER THE NEXT SIX MONTHS?

     Our mandate is to provide a portfolio that matches the behavior of a zero-coupon bond maturing in 2010. To achieve this, we will continue to move the fund's WAM date closer to the November 15 maturity date of its benchmark.

     We'll also be looking for opportunities to add more REFCORPs to the Target:
2010 portfolio. The yield difference between REFCORPs and STRIPS increased quite a bit over the last six months, and we now think that REFCORPs offer a significant yield advantage over STRIPS. At the very least, we plan to hang on to the REFCORPs already in the portfolio, using STRIPS to meet cash flow needs.

[left margin]

"THE YIELD DIFFERENCE BETWEEN REFCORPS AND STRIPS INCREASED QUITE A BIT OVER THE LAST SIX MONTHS, AND WE NOW THINK THAT REFCORPS OFFER A SIGNIFICANT YIELD ADVANTAGE OVER STRIPS."

[pie chart - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
STRIPS             51%
REFCORPs           43%
ETRs                6%

As of March 31, 1998
STRIPS             59%
REFCORPs           33%
ETRs                8%

Security types are defined on page 53.


16      1-800-345-2021


Target: 2010--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES (1)
              $28,520,000  ETR, 7.11%, 5/15/09                   $  16,782,267
                2,000,000  REFCORP STRIPS--COUPON,
                              7.98%, 10/15/09                        1,159,537
               11,500,000  STRIPS--PRINCIPAL, 7.18%,
                              11/15/09                               6,668,610
                8,772,000  REFCORP STRIPS--COUPON,
                              7.30%, 1/15/10                         5,004,053
                2,000,000  STRIPS--COUPON, 5.90%,
                              2/15/10                                1,153,934
               43,728,000  REFCORP STRIPS--COUPON,
                              6.85%, 4/15/10                        24,594,965
               34,587,000  STRIPS--COUPON, 5.71%,
                              5/15/10                               19,682,226
               15,000,000  REFCORP STRIPS--COUPON,
                              7.89%, 7/15/10                         8,317,992
               35,277,000  STRIPS--COUPON, 6.26%,
                              8/15/10                               19,798,466

Principal Amount                                                       Value
--------------------------------------------------------------------------------
              $49,000,000  REFCORP STRIPS--COUPON,
                              6.32%, 10/15/10                    $  26,739,817
               69,839,000  STRIPS--COUPON, 7.00%,
                              11/15/10                              38,584,610
               72,361,000  REFCORP STRIPS--COUPON,
                              5.67%, 1/15/11                        38,878,364
               40,360,000  STRIPS--COUPON, 7.91%,
                              2/15/11                               21,960,501
               18,850,000  REFCORP STRIPS--COUPON,
                              7.84%, 4/15/11                         9,969,972
               24,000,000  STRIPS--COUPON, 5.85%,
                              5/15/11                               12,859,513
               11,715,000  STRIPS--COUPON, 7.23%,
                              8/15/11                                6,176,640
               10,000,000  REFCORP STRIPS--COUPON,
                              5.46%, 10/15/11                        5,120,541
               34,000,000  STRIPS--COUPON, 6.43%,
                              11/15/11                              17,648,195
                                                                 ---------------
TOTAL INVESTMENT SECURITIES--100.0%                               $281,100,203
                                                                 ===============
   (Cost $235,163,514)

NOTES TO SCHEDULE OF INVESTMENTS

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      17


Target: 2015 --Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                           INVESTOR CLASS (INCEPTION 9/1/86)
                       TARGET             11/15/15       MERRILL LYNCH
                     MATURITIES           MATURITY         LONG-TERM
                     TRUST: 2015        STRIPS ISSUE     TREASURY INDEX
--------------------------------------------------------------------------------
6 MONTHS(1) ..........  15.79%             15.97%             12.91%
1 YEAR ...............  30.07%             30.68%             21.97%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..............  15.68%             16.26%             12.21%
5 YEARS ..............  11.42%             11.94%              9.18%
10 YEARS .............  15.58%             16.04%             11.80%

(1) Returns for periods less than one year are not annualized.

See pages 52-53 for more information about returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS

Value on 9/30/98
Target: 2015                    $42,551
11/15/15 STRIPS Issue           $44,246
Merrill Lynch Long-Term Index   $30,519

                  Target:          11/15/15        Merrill Lynch
                   2015          STRIPS Issue     Long-Term Index
DATE               VALUE             VALUE             VALUE
9/30/88           $10,000           $10,000           $10,000
9/30/89           $13,328           $13,442           $11,579
9/30/90           $11,733           $11,808           $11,876
9/30/91           $15,735           $15,895           $14,310
9/30/92           $17,398           $17,569           $16,349
9/30/93           $24,778           $25,173           $19,670
9/30/94           $19,446           $19,741           $17,581
9/30/95           $27,475           $28,160           $21,601
9/30/96           $27,269           $28,144           $22,110
9/30/97           $32,712           $33,859           $25,022
9/30/98           $42,551           $44,246           $30,519

$10,000 investment made 9/30/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2015
Actual Share Price (Historical)    $49.87
Anticipated Value at Maturity
  (Estimated Share Price)         $112.63

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1986            $14.24                       $101
                $11.37                       $102.86
                $12.63                       $102.75
                $16.86                       $101.77
1990            $16.29                       $102.24
                $19.95                       $106.05
                $21.502                      $107.792
                $28.064                      $106.952
                $24.11                       $108.832
1995            $36.819                      $109.462
                $31.962                      $110.109
                $38.34                       $110.52
                $49.87                       $112.63

2000




2005




2010




2015


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 53), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


18      1-800-345-2021


Target: 2015 --Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 7), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

     Target: 2015 performed very well, reflecting the declining interest rate environment (see pages 4-5). For the fiscal year ended September 30, 1998, the portfolio returned 30.07%, compared with the 30.68% return of its benchmark, a STRIPS issue maturing on November 15, 2015. (See the Total Returns table on the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     We made very few changes to the Target: 2015 portfolio. We try to keep the fund fully invested in zeros at all times, so most of the trades we made involved cash flows into the fund.

     During the first six months of the fiscal year, we saw about $25 million in new investments come into the portfolio. We put a lot of this new money to work in STRIPS because they're the most liquid (easiest to buy and sell) zeros. As a result, the fund's STRIPS holdings grew from 50% to 56% during the first half of the fiscal year.

     In the last six months, we made a few adjustments designed to increase the portfolio's anticipated value at maturity (AVM), which grew by $2.11 during the fiscal year. The best way to boost the AVM is to seek out higher yields, so we sold some of the fund's STRIPS and purchased REFCORPs, which offered an attractive yield premium over STRIPS.

     By the end of the fiscal year, the Target: 2015 portfolio was equally balanced between STRIPS and REFCORPs (see the chart on page 20).

DID THESE TRADES HAVE ANY EFFECT ON THE PORTFOLIO'S  WEIGHTED  AVERAGE  MATURITY
(WAM) DATE?

     Not really (see the table at right). We try to keep the WAM date very close to the November 15, 2015 maturity date of the portfolio's benchmark. For the most part, the WAM date remained within a week of the benchmark's maturity date throughout the fiscal year. This positioning allowed the fund to closely track the performance of its benchmark.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     Interest rates have come down dramatically in the past year, and that's meant great returns for U.S. bond investors. But with rates at 30-year lows, we think it's becoming more unlikely that these spectacular returns will continue.

     Over the past few months, the decline in Treasury bond yields has been driven more by demand from flight-to-quality investors than by domestic economic conditions. Barring any new evidence of global financial problems, we expect this demand to taper off going forward.

     On the economic front, domestic growth would have to slow dramatically to justify further bond yield declines. Even if that happens, more interest rate

[right margin]

"WE MADE VERY FEW CHANGES TO THE TARGET: 2015 PORTFOLIO."

PORTFOLIO AT A GLANCE
                             9/30/98           9/30/97
NUMBER OF SECURITIES           12                11
ANTICIPATED GROWTH
  RATE                        4.81%             5.93%
WEIGHTED AVERAGE
  MATURITY DATE             11/13/15          11/17/15
ANTICIPATED VALUE AT
  MATURITY (AVM)*            $112.63           $110.52
EXPENSE RATIO                 0.59%             0.61%

* See graph on page 18.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on page 53.


                                                 www.americancentury.com      19


Target: 2015 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

cuts by the Federal Reserve (the Fed lowered short-term rates on October 15, the second rate cut in less than a month) have already been priced into the market.

     Inflation is another key factor. Although it has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility.

WHAT ARE YOUR PLANS FOR TARGET: 2015 OVER THE NEXT SIX MONTHS?

     Our mandate is to provide a portfolio that matches the behavior of a zero-coupon bond maturing in 2015. To achieve this, we will keep the fund's WAM date close to the November 15 maturity date of its benchmark.

     We'll also be looking for opportunities to add more REFCORPs to the Target:
2015 portfolio. The yield difference between REFCORPs and STRIPS increased quite a bit over the last six months, and we now think that REFCORPs offer a significant yield advantage over STRIPS. At the very least, we plan to hang on to the REFCORPs already in the portfolio, using STRIPS to meet cash flow needs.

[left margin]

"THE YIELD DIFFERENCE BETWEEN REFCORPS AND STRIPS INCREASED QUITE A BIT OVER THE LAST SIX MONTHS, AND WE NOW THINK THAT REFCORPS OFFER A SIGNIFICANT YIELD ADVANTAGE OVER STRIPS."

[pie chart - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
STRIPS             50%
REFCORPs           50%

As of March 31, 1998
STRIPS             56%
REFCORPs           44%

Security types are defined on page 53.


20      1-800-345-2021


Target: 2015--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)
             $  4,350,000  STRIPS--COUPON, 9.22%,
                              2/15/15                           $   1,842,919
               48,640,000  REFCORP STRIPS--COUPON,
                              7.84%, 4/15/15                       19,908,543
               42,408,000  STRIPS--COUPON, 8.91%,
                              5/15/15                              17,675,150
               43,644,000  REFCORP STRIPS--COUPON,
                              7.71%, 7/15/15                       17,581,114
               35,050,000  STRIPS--COUPON, 9.17%,
                              8/15/15                              14,381,902
               52,421,000  REFCORP STRIPS--COUPON,
                              8.21%, 10/15/15                      20,798,007

Principal Amount                                                      Value
--------------------------------------------------------------------------------
              $59,808,000  STRIPS--COUPON, 8.01%,
                              11/15/15                          $  24,178,591
               36,300,000  STRIPS--COUPON, 8.38%,
                              2/15/16                              14,469,983
               17,700,000  STRIPS--COUPON, 8.39%,
                              5/15/16                               6,944,940
               46,500,000  REFCORP STRIPS--COUPON,
                              7.67%, 7/15/16                       17,621,633
               25,500,000  REFCORP STRIPS--COUPON,
                              8.18%, 10/15/16                       9,490,742
               12,000,000  STRIPS--COUPON, 5.91%,
                              11/15/16                              4,556,865
                                                                ---------------
TOTAL INVESTMENT SECURITIES--100.0%                              $169,450,389
                                                                ===============
   (Cost $109,651,361)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      21


Target: 2020--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                             INVESTOR CLASS (INCEPTION 12/29/89)
                         TARGET                            MERRILL LYNCH
                       MATURITIES            FUND            LONG-TERM
                       TRUST: 2020        BENCHMARK(2)     TREASURY INDEX
--------------------------------------------------------------------------------
6 MONTHS(1) ............  17.98%            18.52%             12.91%
1 YEAR .................  36.00%            36.91%             21.97%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ................  18.02%            18.68%             12.21%
5 YEARS ................  12.27%            12.64%              9.18%
LIFE OF FUND ...........  13.71%            13.29%(3)          11.13%(3)

(1)  Returns for periods less than one year are not annualized.

(2) From December 1989 through April 1990, the fund's benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.

(3) Since 12/31/89, the date nearest the fund's inception for which data are available.

See pages 52-53 for more information about returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
Target: 2020                    $30,792
Fund Benchmark                  $29,781
Merrill Lynch Long-Term Index   $25,172

                  Target:            Fund          Merrill Lynch
                   2020            Benchmark      Long-Term Index
DATE               VALUE             VALUE             VALUE
12/31/89          $10,000           $10,000           $10,000
3/31/90            $8,658            $8,407            $9,593
6/30/90            $9,258            $8,818           $10,006
9/30/90            $8,025            $7,976            $9,795
12/31/90           $9,550            $9,080           $10,646
3/31/91            $9,717            $9,257           $10,844
6/30/91            $9,208            $8,774           $10,900
9/30/91           $10,450           $10,012           $11,803
12/31/91          $11,208           $10,623           $12,608
3/31/92           $10,592            $9,970           $12,150
6/30/92           $10,842           $10,226           $12,653
9/30/92           $11,359           $10,690           $13,485
12/31/92          $12,143           $11,474           $13,609
3/31/93           $13,360           $12,631           $14,516
6/30/93           $14,693           $13,854           $15,293
9/30/93           $17,269           $16,421           $16,223
12/31/93          $16,469           $15,625           $15,955
3/31/94           $14,511           $13,672           $15,021
6/30/94           $13,378           $12,613           $14,587
9/30/94           $12,735           $11,974           $14,501
12/31/94          $13,561           $12,775           $14,768
3/31/95           $14,769           $13,925           $15,684
6/30/95           $17,935           $17,009           $17,402
9/30/95           $18,726           $17,816           $17,816
12/31/95          $21,876           $20,861           $19,298
3/31/96           $18,243           $17,378           $17,997
6/30/96           $18,135           $17,361           $17,969
9/30/96           $18,334           $17,558           $18,236
12/31/96          $20,034           $19,111           $19,107
3/31/97           $18,425           $17,620           $18,506
6/30/97           $20,268           $19,504           $19,520
9/30/97           $22,643           $21,752           $20,638
12/31/97          $25,768           $24,758           $21,961
3/31/98           $26,100           $25,127           $22,295
6/30/98           $28,342           $27,225           $23,320
9/30/98           $30,792           $29,781           $25,172

$10,000 investment made 12/31/89

The chart at left shows the growth of a $10,000 investment in the fund over the life of the fund.* The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* From 12/31/89 (the date nearest the fund's inception for which index data are available).

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2020
Actual Share Price (Historical)    $36.95
Anticipated Value at Maturity
  (Estimated Share Price)         $106.96

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1990            $11.46                       $92.6
                $13.45                       $97.77
                $14.575                      $102.184
                $19.765                      $101.274
                $16.273                      $102.175
1995            $26.245                      $102.54
                $22                          $103.598
                $27.17                       $104.84
                $36.95                       $106.96

2000




2005




2010




2015




2020

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 53), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


22      1-800-345-2021


Target: 2020 --Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 7), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

     Target: 2020 performed very well, reflecting the declining interest rate environment (see pages 4-5). For the fiscal year ended September 30, 1998, the portfolio returned 36.00%, compared with the 36.91% return of its benchmark, a STRIPS issue maturing on November 15, 2020. (See the Total Returns table on the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

EVEN AFTER EXPENSES, THE FUND'S RETURN STILL LAGGED THE PERFORMANCE OF THE BENCHMARK. WHY?

     The benchmark is a STRIPS issue, and STRIPS were the best performers among zero-coupon Treasury securities. In contrast, the fund held more than half of its portfolio in non-STRIPS zeros (see the chart on page 24).

WHAT CHANGES OCCURRED IN THE PORTFOLIO DURING THE PAST YEAR?

     For the second straight fiscal year, the main challenge we faced was selling fund securities to meet substantial cash outflows. Net withdrawals totaled $150 million in Target: 2020 during the fiscal year. (Fund assets only declined by about $70 million overall because of strong fund performance.)

     Some of these withdrawals were by shareholders locking in their gains from the last couple of years, while others looking for more interest rate sensitivity shifted their investments into our Target: 2025 portfolio.

     We keep the portfolio fully invested in zero-coupon bonds, which means we have virtually no cash on hand. As a result, we had to sell some of the fund's zeros to meet investor withdrawals. We sold REFCORPs early in the fiscal year because they made up about two-thirds of the portfolio at the time, but we ended up selling both STRIPS and REFCORPs later in the period.

     Unfortunately, these sales came with tax consequences. Combined with the exceptional returns of zero-coupon bonds, security sales are the reason why the
Target: 2020 fund will pay out an unusually large capital gains distribution in 1998.

CAN YOU ELABORATE ON THE SIZE OF THE CAPITAL GAINS DISTRIBUTION AND HOW IT CAME ABOUT?

     In December, Target: 2020 shareholders will receive an estimated taxable capital gains distribution of approximately $4.75 per share*--equal to about 13% of the fund's share price on September 30.

     Gains earned by selling securities in the portfolio must be distributed to fund shareholders each year. Ordinarily, we try to minimize taxable capital gains by selling our highest-cost securities whenever possible. However, the substantial appreciation of the fund's holdings--Target: 2020 returned 67% over the past 18 months--left us no

* This amount is only an estimate and could change prior to the actual distribution date.

[right margin]

"COMBINED WITH THE EXCEPTIONAL RETURNS OF ZERO-COUPON BONDS, SECURITY SALES ARE THE REASON WHY THE TARGET: 2020 FUND WILL PAY OUT AN UNUSUALLY LARGE CAPITAL GAINS DISTRIBUTION IN 1998."

PORTFOLIO AT A GLANCE
                           9/30/98           9/30/97
NUMBER OF SECURITIES         15                15
ANTICIPATED GROWTH
  RATE                      4.90%             5.98%
WEIGHTED AVERAGE
  MATURITY DATE            9/05/20           9/01/20
ANTICIPATED VALUE AT
  MATURITY (AVM)*          $106.96           $104.84
EXPENSE RATIO               0.59%             0.53%

* See graph on page 22.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on page 53.


                                                 www.americancentury.com      23


Target: 2020 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

way to avoid booking sizable gains when we sold securities to meet recent shareholder withdrawals.

     The sheer amount of shareholder withdrawals also contributed to the large upcoming distribution. Because some investors sold their shares, there are now fewer fund shares outstanding. As a result, the total gains will be distributed among a smaller number of shares, increasing the per-share amount.

DID THIS SELLING ACTIVITY HAVE ANY EFFECT ON THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM) DATE?

     Not really (see the table on page 23). We sold securities with a variety of maturities in order to keep the portfolio's WAM date fairly steady. The WAM date is currently in early September 2020, compared with the mid-November 2020 maturity date of the fund's benchmark.

     Over time, we'll gradually move the fund's WAM date closer to the benchmark's maturity date.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     Interest rates have come down dramatically in the past year, and that's meant great returns for U.S. bond investors. But with rates at 30-year lows, we think it's becoming more unlikely that these spectacular returns will continue.

     Over the past few months, the decline in Treasury bond yields has been driven more by demand from flight-to-quality investors than by domestic economic conditions. Barring any new evidence of global financial problems, we expect this demand to taper off going forward.

     On the economic front, domestic growth would have to slow dramatically to justify further bond yield declines. Even if that happens, more interest rate cuts by the Federal Reserve (the Fed lowered short-term rates on October 15, the second rate cut in less than a month) have already been priced into the market.

     Inflation is another key factor. Although it has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility.

WHAT ARE YOUR PLANS FOR TARGET: 2020 OVER THE NEXT SIX MONTHS?

     Our mandate is to provide a portfolio that matches the behavior of a zero-coupon bond maturing in 2020. To achieve this, we will keep the fund's WAM date in the latter part of 2020 and eventually move it closer to the November 15 maturity date of its benchmark.

     We'll also be looking for opportunities to add more REFCORPs to the Target:
2020 portfolio. The yield difference between REFCORPs and STRIPS increased quite a bit over the last six months, and we now think that REFCORPs offer a significant yield advantage over STRIPS.

     If cash outflows continue, we'll likely sell STRIPS because they are the most liquid (easiest to buy and sell) zeros. This would also increase the percentage of REFCORPs in the portfolio, which would be beneficial in the current environment.

[left margin]

"THE YIELD DIFFERENCE BETWEEN REFCORPS AND STRIPS INCREASED QUITE A BIT OVER THE LAST SIX MONTHS, AND WE NOW THINK THAT REFCORPS OFFER A SIGNIFICANT YIELD ADVANTAGE OVER STRIPS."

[pie chart - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
REFCORPs          54%
STRIPS            46%

As of March 31, 1998
REFCORPs          55%
STRIPS            45%

Security types are defined on page 53.


24      1-800-345-2021


Target: 2020--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)
$              59,274,000  REFCORP STRIPS--COUPON,
                              8.44%, 1/15/20                    $  18,328,114
              216,000,000  STRIPS--COUPON, 8.02%,
                              2/15/20                              68,590,800
               14,344,000  REFCORP STRIPS--COUPON,
                              8.28%, 4/15/20                        4,374,633
               63,500,000  STRIPS--COUPON, 8.39%,
                              5/15/20                              19,895,820
               45,656,000  REFCORP STRIPS--COUPON,
                              8.18%, 7/15/20                       13,719,171
              240,231,000  REFCORP STRIPS--PRINCIPAL,
                              8.41%, 7/15/20                       72,187,013
              138,135,000  STRIPS--COUPON, 7.85%,
                              8/15/20                              42,657,469
                8,678,000  REFCORP STRIPS--COUPON,
                              7.19%, 10/15/20                       2,569,122

Principal Amount                                                     Value
--------------------------------------------------------------------------------
$             205,000,000  REFCORP STRIPS--PRINCIPAL,
                              7.50%, 10/15/20                   $  60,690,250
              174,407,000  STRIPS--COUPON, 7.74%,
                              11/15/20                             53,082,515
               20,482,000  REFCORP STRIPS--COUPON,
                              8.41%, 1/15/21                        6,006,551
              294,945,000  REFCORP STRIPS--PRINCIPAL,
                              7.32%, 1/15/21                       86,495,571
               88,250,000  STRIPS--COUPON, 7.19%,
                              2/15/21                              26,617,083
               25,500,000  STRIPS--COUPON, 7.26%,
                              5/15/21                               7,588,800
               14,500,000  STRIPS--COUPON, 7.40%,
                              11/15/21                              4,210,655
                                                                ---------------
TOTAL INVESTMENT SECURITIES--100.0%                              $487,013,567
                                                                ===============
   (Cost $301,124,307)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      25


Target: 2025 --Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                           INVESTOR CLASS (INCEPTION 2/15/96)                        ADVISOR CLASS (INCEPTION 6/1/98)
                       TARGET                         MERRILL LYNCH           TARGET           11/15/25        MERRILL LYNCH
                     MATURITIES         FUND            LONG-TERM           MATURITIES         MATURITY          LONG-TERM
                     TRUST: 2025     BENCHMARK(2)     TREASURY INDEX        TRUST: 2025      STRIPS ISSUE      TREASURY INDEX
---------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ..........  22.09%         22.19%            12.91%                 --                --                 --
1 YEAR ...............  42.21%         43.68%            21.97%                 --                --                 --
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND .........  19.50%         16.97%            11.28%               16.02%            16.91%             10.03%

(1)  Returns for periods less than one year are not annualized.

(2) The fund's benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when the benchmark was changed to an 11/15/25 STRIPS issue.

See pages 51-53 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
Target: 2025                    $15,955
Fund Benchmark                  $15,444
Merrill Lynch Long-Term Index   $13,239

                  Target:           Fund          Merrill Lynch
                   2025          Benchmark       Long-Term Index
DATE              VALUE             VALUE             VALUE
2/15/96          $10,000          $10,000           $10,000
2/29/96           $9,542           $9,307            $9,650
3/31/96           $9,124           $8,965            $9,466
4/30/96           $8,756           $8,353            $9,308
5/31/96           $8,746           $8,403            $9,263
6/30/96           $8,983           $8,713            $9,451
7/31/96           $8,968           $8,644            $9,451
8/31/96           $8,529           $8,197            $9,336
9/30/96           $9,023           $8,695            $9,591
10/31/96          $9,799           $9,455            $9,965
11/30/96         $10,540          $10,104           $10,293
12/31/96          $9,890           $9,455           $10,049
1/31/97           $9,492           $9,047            $9,984
2/28/97           $9,427           $8,946            $9,970
3/31/97           $8,883           $8,449            $9,733
4/30/97           $9,392           $8,853            $9,970
5/31/97           $9,558           $9,002           $10,077
6/30/97           $9,966           $9,431           $10,267
7/31/97          $11,463          $10,864           $10,861
8/31/97          $10,561           $9,989           $10,558
9/30/97          $11,221          $10,572           $10,855
10/31/97         $12,016          $11,369           $11,212
11/30/97         $12,419          $11,834           $11,359
12/31/97         $12,867          $12,218           $11,551
1/31/98          $13,246          $12,615           $11,779
2/28/98          $13,009          $12,335           $11,697
3/31/98          $13,068          $12,431           $11,726
4/30/98          $13,008          $12,392           $11,760
5/31/98          $13,627          $12,894           $11,988
6/30/98          $14,393          $13,628           $12,265
7/31/98          $14,101          $13,406           $12,215
8/31/98          $15,360          $14,778           $12,771
9/30/98          $15,955          $15,444           $13,239

$10,000 investment made 12/15/96

The chart at left shows the growth of a $10,000 investment in the fund over the life of the fund. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2025
Actual Share Price (Historical)    $31.67
Anticipated Value at Maturity
  (Estimated Share Price)         $112.23

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1996            $17.91                       $109.24
                $22.27                       $110.88
                $31.67                       $112.23

2000




2005




2010




2015




2020




2025

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 53), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


26      1-800-345-2021


Target: 2025 --Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 7), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE PAST YEAR?

     Target: 2025 performed very well, reflecting the declining interest rate environment (see pages 4-5). For the fiscal year ended September 30, 1998, the portfolio's Investor Class shares returned 42.21%, compared with the 43.68% return of its benchmark.* (See the Total Returns table on the previous page for other fund performance comparisons.)

     It's important to note that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

EVEN AFTER EXPENSES, THE FUND'S RETURN STILL LAGGED THE PERFORMANCE OF THE BENCHMARK. WHY?

     The benchmark is a STRIPS issue, and STRIPS were the best performers among zero-coupon Treasury securities. For example, STRIPS maturing in November 2025 returned 43%, compared to the 41% return of REFCORPs maturing in October 2025. The fund owned a healthy position in REFCORPs throughout the fiscal year.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

     One of the main challenges we faced was asset growth--Target: 2025's net assets increased from $74 million to $356 million in the last year. Some of that increase can be attributed to fund performance, but most of it--more than $200 million--was new investments.

     We put a lot of the new money to work in STRIPS because they're the most liquid (easiest to buy and sell) zeros, and because STRIPS make up most of the supply available in this maturity sector. As a result, the fund's STRIPS holdings grew from 37% to 67% during the fiscal year.

DID THE FUND'S ASSET GROWTH HAVE ANY EFFECT ON THE PORTFOLIO'S WEIGHTED AVERAGE MATURITY (WAM) DATE?

     The fund's WAM date shortened from mid-July to late May 2025 during the fiscal year. The reason we've kept the WAM date shorter than the November 2025 maturity date of the fund's benchmark is because yields and returns on zeros maturing in 2024 and early 2025 are higher than those maturing in late 2025 and 2026. This is because the zero-coupon yield curve "peaks" around 2020, and yields get lower for zeros that mature later than that (see the chart on page
4).

     So, for now, the Target: 2025 portfolio earns a little extra yield and return for having a WAM date in early 2025 rather than later in the target year. Over time, the fund's WAM date will pass the "peak" portion of the yield curve; at that point, we'll look to extend the fund's WAM date closer to the maturity date of the benchmark.

* Originally, the fund's benchmark was a STRIPS issue maturing on August 15, 2025. However, beginning in January 1998, the fund's benchmark was changed to a STRIPS issue maturing on November 15, 2025.

[right margin]

"TARGET: 2025'S NET ASSETS INCREASED FROM $74 MILLION TO $356 MILLION IN THE LAST YEAR. SOME OF THAT INCREASE CAN BE ATTRIBUTED TO FUND PERFORMANCE, BUT MOST OF IT--MORE THAN $200 MILLION--WAS NEW INVESTMENTS."

PORTFOLIO AT A GLANCE
                            9/30/98           9/30/97
NUMBER OF SECURITIES          20                14
ANTICIPATED GROWTH
  RATE                       4.80%             5.86%
WEIGHTED AVERAGE
  MATURITY DATE             5/30/25           7/10/25
ANTICIPATED VALUE AT
  MATURITY (AVM)*           $112.23           $110.88
EXPENSE RATIO (FOR
  INVESTOR CLASS)            0.59%             0.62%

* See graph on page 26.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on page 53.


                                                 www.americancentury.com      27


Target: 2025 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WERE THERE ANY OTHER WAYS YOU TRIED TO ENHANCE PERFORMANCE?

     One strategy we've used to boost returns is securities lending. At the long end of the maturity spectrum, the supply of zeros is somewhat limited, resulting in a scarcity of certain issues. As one of the major investors in this area of the market, the fund is an attractive source for dealers who need to borrow securities to cover sales.

     Although the lending market has been less active this year than in the past couple of years, we've done a few lending deals in 1998, one of which is still going. Fees from these loans have been a nice addition to the fund's bottom line.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     Interest rates have come down dramatically in the past year, and that's meant great returns for U.S. bond investors. But with rates at 30-year lows, we think it's becoming more unlikely that these spectacular returns will continue.

     Over the past few months, the decline in Treasury bond yields has been driven more by demand from flight-to-quality investors than by domestic economic conditions. Barring any new evidence of global financial problems, we expect this demand to taper off going forward.

     On the economic front, domestic growth would have to slow dramatically to justify further bond yield declines. Even if that happens, more interest rate cuts by the Federal Reserve (the Fed lowered short-term rates on October 15, the second rate cut in less than a month) have already been priced into the market.

     Inflation is another key factor. Although it has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility.

WHAT ARE YOUR PLANS FOR TARGET: 2025 OVER THE NEXT SIX MONTHS?

     Our mandate is to provide a portfolio that matches the behavior of a zero-coupon bond maturing in 2025. To achieve this, we will keep the fund's WAM date within the target year. We're more likely to favor zeros maturing in 2024 and early 2025 because of their higher yields, so we would expect the fund's WAM date to remain in the second quarter of 2025.

     We'll also be looking for opportunities to add more REFCORPs to the Target:
2025 portfolio. The yield difference between REFCORPs and STRIPS increased quite a bit over the last six months, especially in this part of the market, and we now think that REFCORPs offer a significant yield advantage over STRIPS.

     Unfortunately, there haven't been many REFCORPs available in this maturity sector. At the very least, we plan to hang on to the REFCORPs already in the portfolio, using STRIPS to meet any cash outflows.

[left margin]

"THE YIELD DIFFERENCE BETWEEN REFCORPS AND STRIPS INCREASED QUITE A BIT OVER THE LAST SIX MONTHS, AND WE NOW THINK THAT REFCORPS OFFER A SIGNIFICANT YIELD ADVANTAGE OVER STRIPS."

[pie chart - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
STRIPS             67%
REFCORPs           33%

As of March 31, 1998
STRIPS             57%
REFCORPs           43%

Security types are defined on page 53.


28       1-800-345-2021


Target: 2025--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)
$              10,000,000  REFCORP STRIPS--COUPON,
                              6.19%, 1/15/24                    $  2,494,700
               12,000,000  REFCORP STRIPS--COUPON,
                              6.50%, 4/15/24                       2,957,400
                3,926,000  REFCORP STRIPS--COUPON,
                              7.10%, 7/15/24                         955,903
               72,083,000  REFCORP STRIPS--COUPON,
                              6.83%, 10/15/24                     17,338,124
               68,000,000  STRIPS--COUPON, 5.99%,
                              11/15/24                            16,977,560
               17,500,000  STRIPS--PRINCIPAL, 7.26%,
                              11/15/24                             4,384,975
               41,645,000  REFCORP STRIPS--COUPON,
                              6.93%, 1/15/25                       9,894,852
              313,900,000  STRIPS--COUPON, 6.06%,
                              2/15/25                             77,495,632
              257,300,000  STRIPS--PRINCIPAL, 6.37%,
                              2/15/25                             63,779,524
               38,399,000  REFCORP STRIPS--COUPON,
                              6.68%, 4/15/25                       9,011,094

Principal Amount                                                     Value
--------------------------------------------------------------------------------
$               5,000,000  STRIPS--COUPON, 5.58%,
                              5/15/25                           $  1,214,950
               14,500,000  REFCORP STRIPS--COUPON,
                              6.55%, 7/15/25                       3,360,955
               56,000,000  STRIPS--COUPON, 5.87%,
                              8/15/25                             13,498,800
              245,600,000  STRIPS--PRINCIPAL, 5.72%,
                              8/15/25                             59,459,760
               95,167,000  REFCORP STRIPS--COUPON,
                              6.79%, 10/15/25                     21,786,581
               10,000,000  STRIPS--COUPON, 5.94%,
                              11/15/25                             2,375,600
               45,000,000  REFCORP STRIPS--COUPON,
                              6.81%, 1/15/26                      10,169,100
               53,000,000  REFCORP STRIPS--COUPON,
                              6.51%, 4/15/26                      11,822,710
               36,000,000  REFCORP STRIPS--COUPON,
                              7.29%, 7/15/26                       7,927,200
               81,249,000  REFCORP STRIPS--COUPON,
                              6.98%, 10/15/26                     17,662,720
                                                                --------------
TOTAL INVESTMENT SECURITIES--100.0%                             $354,568,140
                                                                ==============
(Cost $284,665,108)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      29


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998                         2000             2005             2010

ASSETS
Investment securities, at value
  (identified cost of $230,516,406,
  $461,237,944 and  $235,163,514,
  respectively) (Note 3) ........     $238,739,903     $522,621,174     $281,100,203
Cash ............................          159,027       10,447,582        3,159,739
Investment in affiliated money
  market fund (Note 2) ..........          425,457        2,120,357        2,654,878
Securities lending fee
  receivable ....................               --               --               --
                                      ------------     ------------     ------------
                                       239,324,387      535,189,113      286,914,820
                                      ------------     ------------     ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ...........          454,242          199,257           65,323
Payable for capital shares
  redeemed ......................        1,166,677          661,192        2,887,681
Accrued management fee
  (Note 2) ......................          113,532          238,970          130,268
Distribution and service fees
  payable (Note 2) ..............               26               43             --
Payable for trustees' fees
  and expenses ..................              700              937              734
Accrued expenses and
  other liabilities .............              712            2,604            2,470
                                      ------------     ------------     ------------
                                         1,735,889        1,103,003        3,086,476
                                      ------------     ------------     ------------
Net Assets ......................     $237,588,498     $534,086,110     $283,828,344
                                      ============     ============     ============
NET ASSETS CONSIST OF:
Capital paid in .................     $216,542,478     $450,677,378     $227,800,198
Undistributed net investment
  income ........................       10,075,324       16,898,403        8,023,524
Accumulated undistributed
  net realized gain on
  investment transactions .......        2,747,199        5,127,099        2,067,933
Net unrealized appreciation
  on investments (Note 3) .......        8,223,497       61,383,230       45,936,689
                                      ------------     ------------     ------------
                                      $237,588,498     $534,086,110     $283,828,344
                                      ============     ============     ============
Investor Class
Net assets ......................     $237,524,926     $533,985,959     $283,828,344
Shares outstanding ..............        2,532,712        6,960,333        4,579,373
Net asset value per share .......     $      93.78     $      76.72     $      61.98

Advisor Class
Net assets ......................     $     63,572     $    100,151              N/A
Shares outstanding ..............              678            1,306              N/A
Net asset value per share .......     $      93.76     $      76.69              N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


30      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998                           2015             2020              2025

ASSETS
Investment securities, at value
  (identified cost of $109,651,361,
  $301,124,307 and  $284,665,108,
  respectively) (Note 3) ...........     $169,450,389     $487,013,567     $354,568,140
Cash ...............................          162,363        1,834,933        2,655,622
Investment in affiliated money
  market fund (Note 2) .............        1,150,251          516,423        1,856,383
Securities lending fee receivable ..             --               --             14,607
                                         ------------     ------------     ------------
                                          170,763,003      489,364,923      359,094,752
                                         ------------     ------------     ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ..............          106,334        2,074,038           68,525
Payable for capital shares
  redeemed .........................          490,743          990,285        2,640,015
Accrued management fee
  (Note 2) .........................           81,673          243,146          168,986
Distribution and service fees
  payable (Note 2) .................             --               --                 27
Payable for trustees' fees
  and expenses .....................              640              899              791
Accrued expenses and
  other liabilities ................            2,366            4,784            4,860
                                         ------------     ------------     ------------
                                              681,756        3,313,152        2,883,204
                                         ------------     ------------     ------------
Net Assets .........................     $170,081,247     $486,051,771     $356,211,548
                                         ============     ============     ============
NET ASSETS CONSIST OF:
Capital paid in ....................     $104,510,486     $228,403,297     $276,368,990
Undistributed net investment
  income ...........................        5,500,951       19,544,059        8,762,384
Accumulated undistributed
  net realized gain on
  investment transactions ..........          270,782       52,215,155        1,177,142
Net unrealized appreciation
  on investments (Note 3) ..........       59,799,028      185,889,260       69,903,032
                                         ------------     ------------     ------------
                                         $170,081,247     $486,051,771     $356,211,548
                                         ============     ============     ============
Investor Class
Net assets .........................     $170,081,247     $486,051,771     $356,122,436
Shares outstanding .................        3,410,207       13,152,689       11,245,819
Net asset value per share ..........     $      49.87     $      36.95     $      31.67


Advisor Class
Net assets .........................              N/A              N/A     $     89,112
Shares outstanding .................              N/A              N/A            2,816
Net asset value per share ..........              N/A              N/A     $      31.64

See Notes to Financial Statements


                                                 www.americancentury.com      31


Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1998               2000           2005             2010
INVESTMENT INCOME

Income:
Interest ..........................     $15,205,216     $23,436,080     $11,127,377
Income from securities lending ....            --              --              --
                                        -----------     -----------     -----------
                                         15,205,216      23,436,080      11,127,377
                                        -----------     -----------     -----------

Expenses (Note 2):
Management fees ...................       1,410,866       2,246,858       1,092,458
Distribution fees--Advisor Class ..              18              37            --
Service fees--Advisor Class .......              18              37            --
Trustees' fees and expenses .......           9,648          11,340           8,722
                                        -----------     -----------     -----------
                                          1,420,550       2,258,272       1,101,180
                                        -----------     -----------     -----------

Net investment income .............      13,784,666      21,177,808      10,026,197
                                        -----------     -----------     -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..       6,149,330       5,444,663       2,154,470
Change in net unrealized
  appreciation on investments .....         679,135      42,618,545      34,621,133
                                        -----------     -----------     -----------
Net realized and unrealized
  gain on investments .............       6,828,465      48,063,208      36,775,603
                                        -----------     -----------     -----------
Net Increase in Net Assets
  Resulting from Operations .......     $20,613,131     $69,241,016     $46,801,800
                                        ===========     ===========     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


32      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

YEAR ENDED SEPTEMBER 30, 1998                   2015             2020             2025
INVESTMENT INCOME

Income:
Interest .............................     $  7,985,961     $ 30,415,786     $  1,622,041
Income from securities lending .......             --            105,570           66,911
                                           ------------     ------------     ------------
                                              7,985,961       30,521,356       11,688,952
                                           ------------     ------------     ------------
Expenses (Note 2):
Management fees ......................          845,121        3,309,715        1,240,147
Distribution fees - Advisor Class ....             --               --                 91
Service fees - Advisor Class .........             --               --                 91
Trustees' fees and expenses ..........            8,159           14,769            9,208
                                           ------------     ------------     ------------
                                                853,280        3,324,484        1,249,537
                                           ------------     ------------     ------------

Net investment income ................        7,132,681       27,196,872       10,439,415
                                           ------------     ------------     ------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .....          298,681       55,277,618        1,681,458
Change in net unrealized
  appreciation on investments ........       29,541,335       86,449,383       60,753,235
                                           ------------     ------------     ------------
Net realized and unrealized
gain on investments ..................       29,840,016      141,727,001       62,434,693
                                           ------------     ------------     ------------
Net Increase in Net Assets
  Resulting from Operations ..........     $ 36,972,697     $168,923,873     $ 72,874,108
                                           ============     ============     ============

See Notes to Financial Statements


                                                 www.americancentury.com      33


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1998 AND SEPTEMBER 30, 1997

                                                 2000                             2005                           2010

Increase (Decrease) in Net               1998             1997            1998            1997           1998             1997
Assets

OPERATIONS
Net investment income ..............$  13,784,666   $  16,169,545   $  21,177,808   $  15,451,023   $  10,026,197   $   6,845,706
Net realized gain on investments ...    6,149,330       1,190,560       5,444,663       1,348,958       2,154,470       1,066,854
Change in net unrealized
  appreciation (depreciation)
  on investments ...................      679,135       2,108,565      42,618,545      11,653,361      34,621,133       9,112,041
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations ........   20,613,131      19,468,670      69,241,016      28,453,342      46,801,800      17,024,601
                                    -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ...................  (15,765,056)    (17,081,069)    (15,987,498)    (14,549,884)     (7,102,391)     (6,941,406)
From net realized gains on
  investment transactions:
  Investor Class ...................         --              --        (1,217,264)     (1,764,760)       (850,424)     (2,886,953)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets from
  distributions to shareholders ....  (15,765,056)    (17,081,069)    (17,204,762)    (16,314,644)     (7,952,815)     (9,828,359)
                                    -------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in net
  assets from capital share
  transactions .....................  (15,636,711)    (21,767,055)    200,372,715      30,674,515     120,167,530       6,498,396
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets .......................  (10,788,636)    (19,379,454)    252,408,969      42,813,213     159,016,515      13,694,638
NET ASSETS
Beginning of year ..................  248,377,134     267,756,588     281,677,141     238,863,928     124,811,829     111,117,191
                                    -------------   -------------   -------------   -------------   -------------   -------------
End of year ........................$ 237,588,498   $ 248,377,134   $ 534,086,110   $ 281,677,141   $ 283,828,344   $ 124,811,829
                                    =============   =============   =============   =============   =============   =============
Undistributed net investment
  income ...........................$  10,075,324   $  12,055,714   $  16,898,403   $  11,708,093   $   8,023,524   $   5,099,718
                                    =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.


                                              See Notes to Financial Statements


34      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED SEPTEMBER 30, 1998 AND SEPTEMBER 30, 1997

Increase (Decrease) in Net                        2015                            2020                             2025
Assets                                   1998              1997           1998            1997            1998             1997

OPERATIONS
Net investment income ..............$   7,132,681   $   6,594,789   $  27,196,872   $  51,768,641   $  10,439,415   $  3,478,019
Net realized gain on investments ...      298,681       4,715,347      55,277,618      45,078,260       1,681,458        302,702
Change in net unrealized
  appreciation (depreciation)
  on investments ...................   29,541,335      10,243,018      86,449,383      85,510,156      60,753,235      9,831,539
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net increase in net assets
  resulting from operations ........   36,972,697      21,553,154     168,923,873     182,357,057      72,874,108     13,612,260
                                    -------------   -------------   -------------   -------------   -------------   ------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
   Investor Class ..................   (6,501,208)     (6,897,189)    (44,888,306)    (54,220,221)     (4,549,154)    (1,603,280)
From net realized gains on
  investment transactions:
  Investor Class ...................   (4,326,524)     (1,134,946)    (41,866,720)           (831)       (305,669)          --
                                    -------------   -------------   -------------   -------------   -------------   ------------
Decrease in net assets from
  distributions to shareholders ....  (10,827,732)     (8,032,135)    (86,755,026)    (54,221,052)     (4,854,823)    (1,603,280)
                                    -------------   -------------   -------------   -------------   -------------   ------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in net
  assets from capital share
  transactions .....................   29,036,713     (14,275,275)   (149,668,103)   (500,904,188)    214,370,948     26,151,733
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net increase (decrease) in
  net assets .......................   55,181,678        (754,256)    (67,499,256)   (372,768,183)    282,390,233     38,160,713
NET ASSETS
Beginning of year ..................  114,899,569     115,653,825     553,551,027     926,319,210      73,821,315     35,660,602
                                    -------------   -------------   -------------   -------------   -------------   ------------
End of year ........................$ 170,081,247   $ 114,899,569   $ 486,051,771   $ 553,551,027   $ 356,211,548   $ 73,821,315
                                    =============   =============   =============   =============   =============   ============
Undistributed net investment
  income ...........................$   5,500,951   $   4,945,063   $  19,544,059   $  37,235,493   $   8,762,384   $  2,872,123
                                    =============   =============   =============   =============   =============   ============

See Notes to Financial Statements


                                                 www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Target Maturities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Trust is composed of the following series:
American Century - Benham Target Maturities Trust: 2000 (2000), American Century
- Benham Target Maturities Trust: 2005 (2005), American Century - Benham Target Maturities Trust: 2010 (2010), American Century - Benham Target Maturities
Trust:  2015 (2015),  American Century - Benham Target  Maturities  Trust:  2020
(2020), and American Century - Benham Target Maturities Trust: 2025 (2025)(the Funds). Each Fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each Fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of its target maturity year. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for 2000, 2005, and 2025 commenced on August 20, 1998, August 3, 1998, and June 1, 1998, respectively. Sale of the Advisor Class for 2010, 2015, and 2020 had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and net realized gains are declared and paid annually in December.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     REVERSE SHARE SPLITS--The Trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share splits, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and share adjustment. A shareholder electing to receive dividends in cash will own fewer shares.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

      The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for each Fund is as follows:

     0.3600% of the first $1 billion
     0.3080% of the next $1 billion
     0.2780% of the next $3 billion
     0.2580% of the next $5 billion
     0.2450% of the next $15 billion
     0.2430% of the next $25 billion
     0.2425% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan for the period ending September 30, 1998 were $36, $74, and $182 for 2000, 2005, and 2025, respectively.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

     As of September  30, 1998,  2000,  2005,  2010,  2015,  2020,  and 2025 had
invested $425,457, $2,120,357, $2,654,878, $1,150,251, $516,423, and $1,856,383,
respectively, in shares of Capital Preservation Fund (CPF). CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the Funds did not pay ACIM management fees with respect to assets invested in CPF.


                                                 www.americancentury.com      37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions in U.S. Treasury securities, excluding short-term investments, were as follows:

                          2000             2005             2010             2015            2020             2025

Purchases ............$198,352,259     $307,918,576     $173,344,006      $61,858,400     $ 98,950,814     $316,397,368
Proceeds from Sales ..$230,449,511     $133,490,909     $ 63,881,350      $44,885,880     $339,955,205     $109,485,440

  On September 30, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          2000             2005             2010             2015             2020            2025

Appreciation ........$8,223,497       $60,999,324      $45,798,131     $59,774,809     $185,373,878     $69,264,642
Depreciation ........    --               --               --              --               --              --
                   --------------   --------------   --------------   -------------   --------------   -------------
Net .................$8,223,497       $60,999,324      $45,798,131     $59,774,809     $185,373,878     $69,264,642
                   ==============   ==============   ==============   =============   ==============   =============
Federal Tax Cost ...$230,516,406     $461,621,850     $235,302,072    $109,675,580     $301,639,689    $285,303,498
                   ==============   ==============   ==============   =============   ==============   =============


38      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Funds were as follows (unlimited number of shares authorized):

                                       2000                          2005                         2010
                              SHARES         AMOUNT        SHARES           AMOUNT      SHARES           AMOUNT
INVESTOR CLASS
Year ended
  September 30, 1998
Sold ......................   644,385   $  57,705,555    4,720,449   $ 331,282,758    4,025,597   $ 223,483,879
Issued in reinvestment
  of distributions ........   191,104      15,630,392      270,807      17,061,205      159,789       7,888,903
Redeemed ..................  (996,398)    (89,034,661)  (2,122,395)   (148,063,950)  (1,984,180)   (111,205,252)
Reverse share split .......  (192,640)           --       (272,951)           --       (160,955)           --
                           ----------   -------------   ----------   -------------   ----------   -------------
Net increase (decrease) ...  (353,549)  $ (15,698,714)   2,595,910   $ 200,280,013    2,040,251   $ 120,167,530
                           ==========   =============   ==========   =============   ==========   =============
Year ended
  September 30, 1997
Sold ......................   833,120   $  68,953,917    1,988,109   $ 121,523,893    1,383,983   $  63,762,772
Issued in reinvestment
  of distributions ........   217,238      16,712,103      282,750      15,992,574      233,038       9,617,856
Redeemed ..................(1,291,432)   (107,433,075)  (1,748,806)   (106,841,952)  (1,456,337)    (66,882,232)
Reverse share split .......  (221,717)           --       (288,036)           --       (237,690)           --
                           ----------   -------------   ----------   -------------   ----------   -------------
Net increase (decrease) ...  (462,791)  $ (21,767,055)     234,017   $  30,674,515      (77,006)  $   6,498,396
                           ==========   =============   ==========   =============   ==========   =============
ADVISOR CLASS
Period ended
  September 30, 1998(1)
Sold ......................       678   $      62,003        1,571   $     112,702
Redeemed ..................      --              --           (265)        (20,000)
                           ----------   -------------   ----------   -------------
Net increase ..............       678   $      62,003        1,306   $      92,702
                           ==========   =============   ==========   =============

(1) August 20, 1998 (commencement of sale) through September 30, 1998 for 2000 and August 3, 1998 (commencement of sale) through September 30, 1998 for 2005.


                                                 www.americancentury.com      39


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

  Transactions in shares of the Funds were as follows (unlimited number of shares authorized):

                                       2015                          2020                             2025
                              SHARES          AMOUNT       SHARES            AMOUNT         SHARES           AMOUNT
INVESTOR CLASS
Year ended
  September 30, 1998
Sold .....................   2,651,059   $ 117,890,797    13,812,474   $   442,006,671    24,090,981   $ 649,193,136
Issued in reinvestment
  of distributions .......     281,652      10,744,494     3,356,693        85,814,004       199,765       4,802,916
Redeemed .................  (2,235,577)    (99,598,578)  (21,005,162)     (677,488,778)  (16,157,277)   (439,697,727)
Reverse share split ......    (283,586)           --      (3,387,874)             --        (201,848)           --
                            ----------   -------------   -----------   ---------------   -----------   -------------
Net increase (decrease) ..     413,548   $  29,036,713    (7,223,869)  $  (149,668,103)    7,931,621   $ 214,298,325
                            ----------   -------------   -----------   ---------------   -----------   -------------
Year ended
  September 30, 1997
Sold .....................   1,812,323   $  62,777,456    21,885,096   $   528,512,319     7,508,353   $ 147,285,096
Issued in reinvestment
  of distributions .......     241,373       7,799,177     2,286,212        51,887,629        79,036       1,500,130
Redeemed .................  (2,427,375)    (84,851,908)  (43,514,345)   (1,081,304,136)   (6,180,587)   (122,633,493)
Reverse share split ......    (248,086)           --      (2,383,074)             --         (84,260)           --
                            ----------   -------------   -----------   ---------------   -----------   -------------
Net increase (decrease) ..    (621,765)  $ (14,275,275)  (21,726,111)  $  (500,904,188)    1,322,542   $  26,151,733
                            ==========   =============   ===========   ===============   ===========   =============
ADVISOR CLASS
Period ended
  September 30, 1998(1)
Sold .....................                                                                    20,572   $     568,207
Redeemed .................                                                                   (17,756)       (495,584)
                                                                                         -----------   -------------
Net increase .............                                                                     2,816   $      72,623
                                                                                         ===========   =============

(1)  June 1, 1998 (commencement of sale) through September 30, 1998 for 2025.

--------------------------------------------------------------------------------
5. SECURITIES LENDING

    At September 30, 1998, securities valued at $33,814,200 for 2025 were on loan to brokers. Securities received as collateral, at this date, were valued at $35,288,948. The Fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


40      1-800-345-2021


Target: 2000--Financial Highlights
--------------------------------------------------------------------------------
                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                                Investor Class
                                                  1998              1997              1996              1995              1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ...     $     86.05       $     79.95       $     76.86       $     66.93       $     72.40
                                           -----------       -----------       -----------       -----------       -----------
Income From Investment Operations
  Net Investment Income(1) ...........            5.13              5.10              4.75              4.37              3.99
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................            2.60              1.00             (1.66)             5.56             (9.46)
                                           -----------       -----------       -----------       -----------       -----------
  Total From Investment Operations ...            7.73              6.10              3.09              9.93             (5.47)
                                           -----------       -----------       -----------       -----------       -----------
Distributions(2)
  From Net Investment Income .........           (5.64)            (5.20)            (3.94)            (3.42)            (3.25)
  From Net Realized Gains ............            --                --                --                --               (2.95)
  In Excess of Net Realized Gains ....            --                --                --                --               (1.20)
                                           -----------       -----------       -----------       -----------       -----------
  Total Distributions ................           (5.64)            (5.20)            (3.94)            (3.42)            (7.40)
                                           -----------       -----------       -----------       -----------       -----------
Reverse Share Split ..................            5.64              5.20              3.94              3.42              7.40
                                           -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Year .........     $     93.78       $     86.05       $     79.95       $     76.86       $     66.93
                                           ===========       ===========       ===========       ===========       ===========
  Total Return(3) ....................            8.97%             7.64%             4.01%            14.84%            (7.54)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ...................            0.59%             0.56%             0.53%             0.63%             0.59%
Ratio of Net Investment Income to
Average Net Assets ...................            5.75%             6.14%             5.99%             6.13%             5.74%
Portfolio Turnover Rate ..............              82%               10%               29%               53%               89%
Net Assets, End of Year
(in thousands) .......................     $   237,525       $   248,377       $   267,757       $   294,736       $   243,895

(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      41


Target: 2000--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Advisor Class
                                                                         1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................   $  91.41
                                                                    --------
Income From Investment Operations
  Net Investment Income(2) ......................................       0.54
  Net Realized and Unrealized
  Gain on Investment Transactions ...............................       1.81
                                                                    --------
  Total From Investment Operations ..............................       2.35
                                                                    --------
Net Asset Value, End of Period ..................................   $  93.76
                                                                    --------
  Total Return(3) ...............................................       2.57%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ..............................................       0.84%(4)
Ratio of Net Investment Income to
Average Net Assets ..............................................       5.06%(4)
Portfolio Turnover Rate .........................................         82%
Net Assets, End of Period
(in thousands) ..................................................   $     64

(1)  August 20, 1998 (commencement of sale) through September 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return is not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements


42      1-800-345-2021


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                            Investor Class
                                              1998              1997              1996              1995              1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ... $     64.54       $     57.83       $     56.61       $     45.22       $     51.84
                                       -----------       -----------       -----------       -----------       -----------
Income From Investment Operations
  Net Investment Income(1) ...........        3.84              3.74              3.50              3.33              3.11
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................        8.34              2.97             (2.28)             8.06             (9.73)
                                       -----------       -----------       -----------       -----------       -----------
  Total From Investment Operations ...       12.18              6.71              1.22             11.39             (6.62)
                                       -----------       -----------       -----------       -----------       -----------
Distributions(2)
  From Net Investment Income .........       (3.61)            (3.61)            (2.06)            (2.41)            (2.70)
  From Net Realized Gains ............       (0.27)            (0.44)            (0.58)            (0.67)            (8.47)
                                       -----------       -----------       -----------       -----------       -----------
  Total Distributions ................       (3.88)            (4.05)            (2.64)            (3.08)           (11.17)
                                       -----------       -----------       -----------       -----------       -----------
Reverse Share Split ..................        3.88              4.05              2.64              3.08             11.17
                                       -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Year ......... $     76.72       $     64.54       $     57.83       $     56.61       $     45.22
                                       ===========       ===========       ===========       ===========       ===========
  Total Return(3) ....................       18.87%            11.60%             2.15%            25.16%           (12.75)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ...................        0.59%             0.57%             0.58%             0.71%             0.64%
Ratio of Net Investment Income to
Average Net Assets ...................        5.53%             6.15%             6.05%             6.58%             6.37%
Portfolio Turnover Rate ..............          35%               15%               31%               34%               68%
Net Assets, End of Year
(in thousands) ....................... $   533,986       $   281,677       $   238,864       $   183,452       $    96,207

(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      43


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Advisor Class
                                                                      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................            $ 70.91
                                                                     -------
Income From Investment Operations

  Net Investment Income(2) ..............................               0.58
  Net Realized and Unrealized Gain
  on Investment Transactions ............................               5.20
                                                                     -------
  Total From Investment Operations ......................               5.78
                                                                     -------
Net Asset Value, End of Period ..........................            $ 76.69
                                                                     =======
  Total Return(3) .......................................               8.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ......................................               0.84%(4)
Ratio of Net Investment Income to
Average Net Assets ......................................               4.87%(4)
Portfolio Turnover Rate .................................                 35%
Net Assets, End of Period
(in thousands) ..........................................            $   100

(1)  August 3, 1998 (commencement of sale) through September 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return is not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements


44      1-800-345-2021


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                        Investor Class
                                               1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year .....$     49.16     $     42.47     $     42.14     $     31.67     $     38.13
                                        -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) .............       2.94            2.79            2.58            2.41            2.24
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................       9.88            3.90           (2.25)           8.06           (8.70)
                                        -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....      12.82            6.69            0.33           10.47           (6.46)
                                        -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ...........      (2.46)          (2.82)          (1.57)          (1.48)          (1.46)
  From Net Realized Gains ..............      (0.29)          (1.17)           --             (0.48)          (4.31)
                                        -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................      (2.75)          (3.99)          (1.57)          (1.96)          (5.77)
                                        -----------     -----------     -----------     -----------     -----------
Reverse Share Split ....................       2.75            3.99            1.57            1.96            5.77
                                        -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ...........$     61.98     $     49.16     $     42.47     $     42.14     $     31.67
                                        ===========     ===========     ===========     ===========     ===========
  Total Return(3) ......................      26.08%          15.75%           0.78%          33.06%         (16.92)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets .....................       0.59%           0.62%           0.67%           0.71%           0.68%
Ratio of Net Investment Income to
Average Net Assets .....................       5.39%           6.15%           5.98%           6.56%           6.35%
Portfolio Turnover Rate ................         34%             26%             24%             26%             35%
Net Assets, End of Year
(in thousands) .........................$   283,828     $   124,812     $   111,117     $    95,057     $    46,312

(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      45


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                    Investor Class
                                            1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ..$     38.34     $     31.96     $     32.20     $     22.79     $     29.04
                                     -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(1) ..........       2.17            2.00            1.85            1.71            1.57
  Net Realized and Unrealized
  Gain (Loss) on Investment T
  ransactions .......................       9.36            4.38           (2.09)           7.70           (7.82)
                                     -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ..      11.53            6.38           (0.24)           9.41           (6.25)
                                     -----------     -----------     -----------     -----------     -----------
Distributions(2)
  From Net Investment Income ........      (2.11)          (2.05)          (1.28)          (0.87)          (1.19)
  From Net Realized Gains ...........      (1.40)          (0.34)          (1.61)           --             (7.08)
  In Excess of Net Realized Gains ...       --              --              --              --             (0.37)
                                     -----------     -----------     -----------     -----------     -----------
  Total Distributions ...............      (3.51)          (2.39)          (2.89)          (0.87)          (8.64)
                                     -----------     -----------     -----------     -----------     -----------
Reverse Share Split .................       3.51            2.39            2.89            0.87            8.64
                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ........$     49.87     $     38.34     $     31.96     $     32.20     $     22.79
                                     ===========     ===========     ===========     ===========     ===========
  Total Return(3) ...................      30.07%          19.96%          (0.74)%         41.29%         (21.52)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ..................       0.59%           0.61%           0.65%           0.71%           0.68%
Ratio of Net Investment Income to
Average Net Assets ..................       4.96%           5.79%           5.63%           6.40%           5.97%
Portfolio Turnover Rate .............         31%             21%             17%             70%             65%
Net Assets, End of Year
(in thousands) ......................$   170,081     $   114,900     $   115,654     $   114,647     $    66,073

(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


46      1-800-345-2021


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                                     Investor Class
                                               1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ...  $     27.17    $     22.00    $     22.47    $     15.28    $     20.72
                                        -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income(1) ...........         1.53           1.51           1.41           1.19           1.13
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................         8.25           3.66          (1.88)          6.00          (6.57)
                                        -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ...         9.78           5.17          (0.47)          7.19          (5.44)
                                        -----------    -----------    -----------    -----------    -----------
Distributions(2)
  From Net Investment Income .........        (2.35)         (1.45)         (0.40)         (0.21)         (0.28)
  From Net Realized Gains ............        (2.19)          --            (0.04)          --            (1.31)
  In Excess of Net Realized Gains ....         --             --             --             --            (1.18)
                                        -----------    -----------    -----------    -----------    -----------
  Total Distributions ................        (4.54)         (1.45)         (0.44)         (0.21)         (2.77)
                                        -----------    -----------    -----------    -----------    -----------
Reverse Share Split ..................         4.54           1.45           0.44           0.21           2.77
                                        -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year .........  $     36.95    $     27.17    $     22.00    $     22.47    $     15.28
                                        ===========    ===========    ===========    ===========    ===========
  Total Return(3) ....................        36.00%         23.50%         (2.09)%        47.05%        (26.25)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ...................         0.59%          0.53%          0.61%          0.72%          0.70%
Ratio of Net Investment Income to
Average Net Assets ...................         4.83%          6.29%          6.25%          6.24%          6.28%
Portfolio Turnover Rate ..............           18%            14%            47%            78%           116%
Net Assets, End of Year
(in thousands) .......................  $   486,052    $   553,551    $   926,319    $   574,702    $    58,535

(1)  Computed using average shares outstanding throughout the year.

(2) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      47


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED SEPTEMBER 30 (EXCEPT AS NOTED)

                                                      Investor Class
                                               1998           1997        1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...$     22.27    $     17.91    $     19.85
                                        -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income(2) .............       1.33           1.21           0.72
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................       8.07           3.15          (2.66)
                                        -----------    -----------    -----------
  Total From Investment Operations .....       9.40           4.36          (1.94)
                                        -----------    -----------    -----------
Distributions
  From Net Investment Income ...........      (0.70)         (0.72)          --
  From Net Realized Gains ..............      (0.05)          --             --
                                        -----------    -----------    -----------
  Total Distributions ..................      (0.75)         (0.72)          --
                                        -----------    -----------    -----------
Reverse Share Split ....................       0.75           0.72           --
                                        -----------    -----------    -----------
Net Asset Value, End of Period .........$     31.67    $     22.27    $     17.91
                                        ===========    ===========    ===========
  Total Return(3) ......................      42.21%         24.34%         (9.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets .....................       0.59%          0.62%          0.67%(4)
Ratio of Net Investment Income to
Average Net Assets .....................       4.94%          6.14%          6.57%(4)
Portfolio Turnover Rate ................         52%            58%            61%
Net Assets, End of Period
(in thousands) .........................$   356,122    $    73,821    $    35,661

(1)  February 15, 1996 (inception) through September 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements

48      1-800-345-2021



Target: 2025--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Advisor Class
                                                                      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......................          $27.27
                                                                      ------
Income From Investment Operations
  Net Investment Income(2) .................................            0.41
  Net Realized and Unrealized
  Gain on Investment Transactions ..........................            3.96
                                                                      ------
  Total From Investment Operations .........................            4.37
                                                                      ------
Net Asset Value, End of Period .............................          $31.64
                                                                      ======
  Total Return(3) ..........................................           16.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets .........................................            0.84%(4)
Ratio of Net Investment Income to
Average Net Assets .........................................            4.37%(4)
Portfolio Turnover Rate ....................................              52%
Net Assets, End of Period
(in thousands) .............................................          $   89

(1)  June 1, 1998 (commencement of sale) through September 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return is not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      49


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of the American Century Target Maturities Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham Target Maturities Trust: 2000 (2000), the American Century - Benham Target Maturities
Trust: 2005 (2005),  the American Century - Benham Target Maturities Trust: 2010
(2010), the American Century - Benham Target Maturities Trust: 2015 (2015), the American Century - Benham Target Maturities Trust 2020: (2020), and the American Century - Benham Target Maturities Trust: 2025 (2025) (hereafter referred to as the "Funds") at September 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended September 30, 1997 and the financial highlights for each of the four years in the period ended September 30, 1997 for 2000, 2005, 2010, 2020 and the two years in the period ended September 30, 1997 for 2025 were audited by other auditors, whose report, dated November 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
November 11, 1998


50      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for the Target Maturities Trust funds. One class is for investors who buy directly from American Century, and the other is for investors who buy through financial intermediaries.

     The original class of Target Maturities shares is called the Investor Class. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. The price and performance of the Investor Class shares are listed in newspapers. No other class is currently listed.

     In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The Advisor Class had not commenced as of September 30, 1998, for Target Maturities: 2010, 2015, or 2020.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      51


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     The six Target  Maturities Trust funds,  including  Target:  2000,  Target:
2005, Target: 2010, Target: 2015, Target: 2020, and Target: 2025, are variable-priced bond funds that invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

     The Merrill Lynch Long-Term Treasury Index is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

     The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

     The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS Issue-- a zero-coupon Treasury bond that matures November 15, 2000.

     The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS Issue-- a zero-coupon Treasury bond that matures November 15, 2005.

     The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS Issue-- a zero-coupon Treasury bond that matures November 15, 2010.

     The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS Issue-- a zero-coupon Treasury bond that matures November 15, 2015.

     The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS Issue-- a zero-coupon Treasury bond that matures November 15, 2020.

     The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS Issue-- a zero-coupon Treasury bond that matures November 15, 2025.

[left margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     DAVE SCHROEDER
     JEREMY FLETCHER


52      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* Coupon--the stated interest rate of a security.

* Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 41-49.

STATISTICAL TERMINOLOGY

* Number of Securities--the number of different securities held by a fund on a given date.

* Anticipated Growth Rate (AGR)--an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

*  Weighted  Average   Maturity   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Weighted Average Maturity Date (WAM Date)--an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

* Anticipated Value at Maturity (AVM)--the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

* Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. (See Note 2 in the Notes to Financial Statements.)

TYPES OF SECURITIES

* Zero-Coupon Bonds (Zeros)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

* STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES)--the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

* REFCORPs (RESOLUTION FUNDING CORPORATION ZEROS)--zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

* Receipt Zeros--zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:

     TRs (TREASURY RECEIPTS)--generic receipt zeros.

     CATS (CERTIFICATES OF ACCRUAL OF TREASURY SECURITIES)--issued by Salomon Brothers, Inc.

     ETRs (EASY-GROWTH TREASURY RECEIPTS)--issued by Dean Witter Reynolds, Inc.

* BECCs--principal zeros that have been converted from physical to wirable (i.e., able to be traded electronically) bonds.

* CUBES--coupon zeros that have been converted from physical to wirable bonds.


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Notes
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                                                 www.americancentury.com      55


Notes
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56      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025

Corporate & Diversified
   Limited-Term Bond
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International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
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Single-State
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MONEY MARKET FUNDS
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Tax-Free & Municipal
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AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive

Balanced Fund
   Balanced

Conservative Equity Funds
   Income and Growth
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   Value
   Equity Growth

Specialty Funds
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Small Cap Funds
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TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
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Aggressive Growth Funds
   Vista
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   New Opportunities

International Growth Funds
   International Growth
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[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
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INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

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AMERICAN CENTURY TARGET MATURITIES TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14210                                            Funds Distributor, Inc.